                                                                   EXHIBIT 10.15

                      METAWAVE COMMUNICATIONS CORPORATION



                                NOTE AGREEMENT


                          Dated as of April 27, 1998


                                      Re:


                $29,000,000 13.75% Senior Secured Bridge Notes


                              due April 28, 2000

                               TABLE OF CONTENTS

SECTION          HEADING                                             PAGE
SECTION 1.       DESCRIPTION OF NOTES; COMMITMENT; WARRANTS            1
Section 1.1.     Description of Notes                                  1
Section 1.2.     Commitment, Closing Date                              2
Section 1.3.     Additional Warrants                                   2
Section 1.4.     Limits on Rate of Return                              3

SECTION 2.       REDEMPTION OF NOTES                                   4
Section 2.1.     Optional Redemption                                   4
Section 2.2.     Notice of Redemption                                  4
Section 2.3.     Mandatory Redemption                                  4
Section 2.4.     Change of Control                                     4

SECTION 3.       REPRESENTATIONS                                       5
Section 3.1.     Representations of the Company                        5
Section 3.2.     Representations of the Purchasers                     5

SECTION 4.       CLOSING CONDITIONS                                    6
Section 4.1.     Closing Certificate                                   6
Section 4.2.     Company's Existence and Authority                     6
Section 4.3.     Consents                                              7
Section 4.4.     Opinion                                               7
Section 4.5.     Security Interest                                     7
Section 4.6.     No Default; Representations and Warranties            7
Section 4.7.     Compliance with this Agreement                        7
Section 4.8.     No Material Adverse Change                            7
Section 4.9.     Consents, Permits, Etc.                               7
Section 4.10.    Purchase Permitted by Applicable Laws                 8
Section 4.11.    Due Diligence                                         8
Section 4.12.    Financial Statements                                  8
Section 4.13.    Legal Fees                                            8
Section 4.14.    Subsidiary.                                           8

SECTION 5.       COMPANY COVENANTS                                     8
Section 5.1.     Corporate Existence, Etc.                             8
Section 5.2.     Insurance                                             9
Section 5.3.     Taxes                                                 9
Section 5.4.     Maintenance, Etc.                                     9
Section 5.5.     Limitations on Indebtedness                           9
Section 5.6.     Limitation on Liens                                  10
Section 5.7.     Restricted Payments                                  10

Section 5.8.     Mergers, Consolidations and Sales of Assets          10
Section 5.9.     Transactions with Affiliates                         11
Section 5.10.    Financial Statements, etc.                           12
Section 5.11.    Board Representation                                 12
Section 5.12.    Indemnification                                      12
Section 5.13.    Subsidiary                                           12
Section 5.14.    Covenants.                                           13

SECTION 6.       EVENTS OF DEFAULT AND REMEDIES THEREFOR              13
Section 6.1.     Events of Default                                    13
Section 6.2.     Notice to Holders                                    14
Section 6.3.     Acceleration of Maturities                           15

SECTION 7.       AMENDMENTS, WAIVERS AND CONSENTS                     15
Section 7.1.     Consent Required                                     15
Section 7.2.     Solicitation of Noteholders                          15
Section 7.3.     Effect of Amendment or Waiver                        15

SECTION 8.       INTERPRETATION OF AGREEMENT, DEFINITIONS             16
Section 8.1.     Definitions                                          16

SECTION 9.       MISCELLANEOUS                                        19
Section 9.1.     Note Register                                        19
Section 9.2.     Exchange of Notes                                    20
Section 9.3.     Loss, Theft, Etc. of Notes                           20
Section 9.4.     Powers and Rights Not Waived; Remedies Cumulative    20
Section 9.5.     Notices                                              20
Section 9.6.     Successors and Assigns                               21
Section 9.7.     Integration and Severability                         21
Section 9.8.     Like Treatment of Holders                            21
Section 9.9.     Governing Law                                        21
Section 9.10.    Captions                                             22
Section 9.11.    Brokerage Fees                                       22
Section 9.12.    Intentionally Left Blank                             22
Section 9.13.    Possible Future Notes                                22

ATTACHMENTS TO NOTE AGREEMENT:

Schedule I    Name and Address of Purchasers

Schedule 5.5  Indebtedness of the Company

Schedule 8.1  Stockholders of the Company

Exhibit A     Form of 13.75% Senior Secured Bridge Note Due April [ ], 2000

Exhibit B     Form of Warrant

Exhibit C     Closing Certificate of the Company

Exhibit D     Form of Company Legal Opinion

Exhibit E     Form of Security Agreement

                      METAWAVE COMMUNICATIONS CORPORATION

                                NOTE AGREEMENT


              RE:  $29,000,000 13.75% SENIOR SECURED BRIDGE NOTES

                              DUE APRIL 28, 2000



                                                      Dated as of April 27, 1998

To the Purchasers named in Schedule I attached hereto that are signatories to this Agreement

Ladies and Gentlemen:

     The undersigned, Metawave Communications Corporation, a Delaware corporation (the "Company") agrees with each Purchaser as follows:

SECTION 1. DESCRIPTION OF NOTES; COMMITMENT; WARRANTS.

     Section 1.1. Description of Notes. The Company will authorize the issue and sale of $29,000,000 aggregate original principal amount of its 13.75% Senior Secured Bridge Notes due April 28, 2000 (the "Notes") to be dated the date of issue. Interest on the Notes will accrue at the lower of (i) 13.75% per annum (as adjusted pursuant to the next succeeding sentence, the "Base Interest Rate") and (ii) the highest rate permitted by law (such lower amount being referred to as the "Interest Rate"), and will be payable semi-annually on April 28th and October 28th of each year, commencing on October 28, 1998, and at maturity. On the twelve-month anniversary of the Closing Date, and at the end of each subsequent one hundred eighty (180) day period, the Base Interest Rate will increase by 200 basis points, up to a maximum Base Interest Rate of 18.0%. The interest shall be payable at the option of the Company (x) in kind by the issuance to the holders thereof of separate promissory notes (each an "Interest Note," and, collectively, the "Interest Notes"), in each case having a principal amount equal to the amount of interest due and payable on such holder's outstanding Notes on such interest payment date, or (y) in cash; provided that
                                                                 --------
the Company will only be entitled to pay such interest in cash if it has irrevocably notified in writing the holders of the Notes of its intention to make a cash interest payment at least ten (10) Business Days before the relevant interest payment date, it being agreed that payment in kind via Interest Notes is the default interest payment method in the absence of such notice. Interest on Interest Notes shall accrue at the same Interest Rate per annum and shall be payable in kind by the issuance of additional Interest Notes or in cash as provided above on the same date as interest is payable in kind or in cash as provided above on the Notes. The unpaid principal balance of all Notes (including Interest Notes), together with accrued but unpaid interest thereon, shall be due and payable in cash on the stated date of maturity of the Notes.

Notwithstanding different issue dates, unless the context clearly requires otherwise, all Interest Notes shall be Notes for all purposes of this Agreement. The Notes will bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Interest Rate from the date such payment is due, whether by acceleration or otherwise, until paid. The Notes (including the Interest Notes) will mature on April 28, 2000, and will be substantially in the form attached hereto as Exhibit
A. Interest on the Notes shall accrue and be computed semi-annually on the basis of a 360-day year of twelve 30-day months. The term "Notes" as used herein shall include each Note (including each Interest Note) delivered at any time pursuant to this Agreement. The terms that are capitalized herein shall have the meanings set forth in Section 8.1 hereof unless the context shall otherwise require or unless they are defined elsewhere herein. The Notes (including Interest Notes) will be senior secured obligations of the Company, ranking pari passu in right of payment with all permitted existing and permitted
        ---- -----
future senior secured Indebtedness of the Company and senior to all unsecured or subordinated Indebtedness of the Company, all non-permitted senior secured indebtedness of the Company and all other senior indebtedness of the Company.

     Section 1.2. Commitment, Closing Date. Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth in this Agreement and in Exhibit C hereto, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, the aggregate principal amount of Notes set forth opposite such Purchaser's name on Schedule I attached hereto by delivery of the Purchase Price for such Notes as set forth on Schedule I. On the Closing Date (as defined below), the Company also shall deliver to the Purchasers, pro rata
                                                                      --- ----
in proportion to the number of Notes they purchase on the Closing Date, Warrants to purchase an aggregate of 537,500 shares of the Company's Series D Preferred Stock, par value $.0001 per share (the "Preferred Stock") substantially in the form of Exhibit B hereto (the "Warrants") and registered in the name of each Purchaser or its nominee and in such denominations as reasonably requested by such Purchaser. Delivery of the Notes and Warrants will be made at the offices of Kleinberg, Kaplan, Wolff & Cohen, P.C. against payment therefor, pursuant to the wiring instructions set forth on the Company's signature page S-1 to this Agreement, in immediately available funds in an amount equal to the Purchase Price at 3 P.M., Eastern time on April 28, 1998 (the "Closing Date"). The Notes delivered to each Purchaser on the Closing Date will be registered in the name of such Purchaser or in the name of such nominees and in such denominations as such Purchaser may specify no later than two Business Days prior to the Closing Date and in substantially the form attached hereto as Exhibit A.

     Section 1.3.   Additional Warrants.

               (a) In the event that the Company offers or sells certain Stock, or certain securities convertible into or exchangeable or exercisable for Stock, whether in a public or private offering, while any Notes or Warrants are outstanding and such Stock is valued (based on the consideration directly received by the Company upon such sale, conversion or exchange) at less than $9.25 per share (as presently constituted), then the Company shall issue additional Warrants to then holders of the Warrants and adjust the Warrant exercise price, all as set forth in the Warrants.

               (b) On the twelve month anniversary of the Closing Date, and at the end of each subsequent ninety (90) day period, until the Company has completed an Initial Public Offering and redeemed at least one-half of all issued and outstanding Notes (including Interest Notes, if any), the Company will issue to then holders of Notes additional Warrants to purchase two hundred thousand (200,000) shares of Preferred Stock (pro rata in proportion to the principal amount of the Notes then held by the Note holders).

     Section 1.4. Limits on Rate of Return. The Company may redeem and repurchase from the Purchasers and all subsequent holders of the Notes, the Warrants and any shares of Preferred Stock issued upon exercise of the Warrants (the "Preferred Shares") all such Notes, Warrants and Preferred Shares if and only if, on or before the earlier of (a) the closing of the Company's first Initial Public Offering, or (b) April 28, 1999, time being of the essence, the Company shall have completed in all respects the redemption and repurchase of and payment in full for any and all Notes, Warrants and Preferred Shares for an aggregate redemption and repurchase price of $40,600,000 in cash (subject to equitable increase upon the occurrence of any of the adjustment events specified in Section 5 of the Warrants), such redemption price to be allocated first to the redemption of the Notes at their face value, then to the redemption of the Preferred Shares at their liquidation value, and any excess to the redemption of the Warrants. This right is (a) subject to the Company's obligation to give all record holders of the Notes, Warrants and Preferred Shares as much notice as is reasonably possible (but in no event less than 15 Business Days' notice) of its intention to so redeem and repurchase on or before April 28, 1999; (b) further subject, if the Company is to use all or part of the proceeds from an Initial Public Offering for such redemption, to the Company's affirmative obligation to so inform all such record holders on the first day following the day a registration statement relating to the Initial Public Offering is first filed (in preliminary, final, confidential or other form) with the Securities and Exchange Commission; and (c) further subject to the receipt by the holders of the Notes, the Warrants and the Preferred Shares of an opinion of outside counsel to the Company, in form and content satisfactory to such holders, that such redemption and payment (i) does not violate the charter, by-laws or any agreement to which the Company is a party or by which its property is bound,
(ii) is not in violation of any law, rule, regulation or statute, and (iii) is not a void or voidable (or similar) transfer under applicable federal or state law (and a representation of the Company to that effect is also given to such holders). To the extent the Company is obligated to give notice under (a) above after its Initial Public Offering, it may also give notice to the public via a press release. With respect to any Warrants, Warrant Shares or Common Shares which have been sold by a Purchaser prior to the completion of the redemption set forth in this Section 1.4, such Warrants, Warrant Shares and Common Shares shall be subject to the Company's redemption rights in this Section 1.4.

SECTION 2. REDEMPTION OF NOTES.

     Section 2.1. Optional Redemption. The Company may at any time and from time to time and at its option redeem all or, on a pro-rata basis, less than all (but not less than one-half of all) the then outstanding Notes (including Interest Notes) by (a) payment in cash of the aggregate principal amount thereof plus all accrued and unpaid interest thereon to the date of such redemption, plus (b) the issuance of all Warrants required to be issued hereunder and under the Warrants on or before such redemption date. The Company may also redeem all or part of the Notes as provided in Sections 5.9(viii) and 5.14.

     Section 2.2. Notice of Redemption. The Company will give irrevocable written notice of any redemption of the Notes pursuant to Section 2.1 to the holders thereof not less than 30 days nor more than 60 days before the date fixed for such redemption specifying (a) such date, (b) the aggregate principal amount of the Notes to be redeemed, (c) accrued and unpaid interest, if any, payable to the redemption date and (d) Warrants required to be issued pursuant to Section 2.1(b). Notice of redemption having been so given, the aggregate principal amount (or portion thereof) specified in such notice, together with accrued and unpaid interest, if any, shall become due and payable, and such Warrants shall become issuable, on the redemption date.

     Section 2.3.   Mandatory Redemption.

               (a) Upon the completion of an Initial Public Offering, the Company shall redeem one-half of the aggregate principal amount of the Notes (including Interest Notes) outstanding, together with accrued but unpaid interest thereon, pro rata among the holder of the Notes.

               (b) As soon as reasonably practicable, but in no event later than the date following the date on which the registration statement related to the Initial Public Offering is first filed with the Securities and Exchange Commission (in preliminary, final, confidential or other form), the Company shall give the holders of Notes written notice (containing reasonable detail) of the Company's intention (subject to the successful completion of the Initial Public Offering) as to the use of the proceeds of such Initial Public Offering with respect to the Notes, including as to the optional redemption of any Notes in excess of the one-half to be mandatorily redeemed pursuant to paragraph 2.3(a).

     Section 2.4. Change of Control. Upon the public announcement or other notification pursuant to this Section 2.4 of a Change of Control transaction, a holder of Notes will, at any time after such public announcement or notification, have the right to cause the Company to redeem all or part of such holder's outstanding Notes by payment by the Company in respect of such redeemed Notes to such holder in immediately available funds by wire transfer equal to 101% of the principal amount plus accrued but unpaid interest on such Notes.
The Company, upon learning of the impending Change of Control transaction, will promptly notify the holders of Notes in writing of any impending Change of Control transaction, specifying in reasonable detail all material terms thereof. If such notice is given after the Initial Public Offering, the Company may also inform the public and the markets via a press release. Upon any such request for redemption by a holder of the Notes under this Section 2.4, the Company shall so redeem such holder's Notes within three Business Days of that request.

SECTION 3. REPRESENTATIONS.

     Section 3.1. Representations of the Company. The Company represents and warrants that all representations and warranties set forth in the form of certificate attached hereto as Exhibit C are true and correct as of the date hereof, and shall be true and correct on the Closing Date, and agrees that all such representations and warranties are incorporated herein by reference with the same force and effect as though herein set forth in full.

     Section 3.2. Representations of the Purchasers. Each Purchaser severally represents, warrants and agrees for itself only that:

               (a) Such Purchaser is acquiring its Notes for the purpose of investment for the Purchaser's own account and not with a view to the resale or distribution thereof, and that such Purchaser has no present intention of selling, negotiating or otherwise disposing of its Notes except in accordance with applicable securities laws.

               (b) No part of the funds to be used by such Purchaser to purchase the Notes constitutes assets allocated to any "separate account" maintained by it. As used in this Section 3.2(b), the term "separate account" shall have the meaning assigned to it in ERISA.

               (c) Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

               (d) No approval, consent or withholding of objection on the part of any regulatory body, state, federal or local, or any other third party is necessary in connection with the execution by such Purchaser of the Agreement or its acceptance of its Notes or compliance by such Purchaser with any of the provisions of the Agreement or the Notes, unless such consent or approval has already been obtained.

               (e) The execution, delivery and performance by such Purchaser of this Agreement and all other instruments and documents to be executed and delivered by such Purchaser in connection herewith are not (and will not be or result) in material conflict with or in material contravention or material violation of any law (including common law), rule or regulation by which such Purchaser is bound or to which it is subject or any material agreement to which it is a party.

               (f) The Company has advised the Purchaser that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein, and the Notes may not be sold, transferred or otherwise disposed of by such Purchaser without such registration or an exemption therefrom. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the

Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Purchaser is either an accredited investor within the meaning of Rule 501 of the Securities Act or a qualified institutional buyer within the meaning of Rule 144A of the Securities Act.

                    (i) The Purchaser is aware of the Company's business affairs and financial condition only to the extent disclosed in writing to the Purchaser by the Company. Nothing in this Section 3.2(g) shall limit the rights of any Purchaser or its assignees or successors in interest to rely on the representations, warranties and covenants of the Company without investigation.

                    (ii) The Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Notes.

                    (iii) The Purchaser understands that the Notes, Warrants and Preferred Shares, and any securities issued in respect thereof or exchange therefor, may bear the legends shown on the forms attached hereto as exhibits. The parties agree that such legend(s) shall be removed at such time as, in the reasonable judgment of counsel for the Company, or as in the reasonable opinion delivered to the Company of counsel to such Purchaser or holder, they are no longer required by law.

SECTION 4. CLOSING CONDITIONS.

     Each Purchaser's obligation to purchase the Notes on the Closing Date shall be subject to the performance by the Company of its agreements hereunder that are to be performed at or prior to the time of delivery of the Notes, and to the following further conditions precedent:

     Section 4.1. Closing Certificate. Such Purchaser shall have received a certificate dated such Closing Date, signed by an Officer of the Company substantially in the form attached hereto as Exhibit C.

     Section 4.2. Company's Existence and Authority. Such Purchaser shall have received, in form and substance satisfactory to it, such documents and evidence with respect to the Company as such Purchaser may reasonably request in order to establish the existence and good standing of the Company and the authorization of the transactions contemplated by this Agreement.

     Section 4.3. Consents. Any consents or approvals required to be obtained by the Company or any of its Subsidiaries that are necessary to permit the consummation of the transactions contemplated hereby on such Closing Date shall have been obtained.

     Section 4.4. Opinion. Each Purchaser shall have received an opinion dated the Closing Date from Venture Law Group, counsel for the Company, substantially in the form of Exhibit D.

     Section 4.5. Security Interest. Each Purchaser shall have a valid and perfected, first priority security interest in all of the Collateral (except (a) for accounts receivable and inventory, in which each Purchaser shall have a valid and perfected second priority security interest in favor of Imperial Bank to the extent of Imperial Bank's first $7,500,000 in secured interest under the Liquidity Facility, and the holders of the Notes shall have a first priority, perfected secured interest in all other accounts receivable and inventory; (b) for equipment subject to bona-fide purchase money security interests for fair value, in which each Note holder shall have a valid and perfected second priority security interest in favor of the seller or lessor of such equipment, such seller's or lessor's first security interest and rights being limited to the unpaid amount of such fair value) and shall have received a Security Agreement and inter-creditor agreement with Imperial Bank in form and content acceptable to each Purchaser.

     Section 4.6. No Default; Representations and Warranties. There will not exist on the Closing Date an Event of Default or Default. The representations and warranties contained in paragraph 3.1 hereof shall be true and not false or misleading on and as of the Closing Date.

     Section 4.7. Compliance with this Agreement. The Company shall have executed and delivered the Notes, the Warrants and the Security Agreement as contemplated herein, in form and content acceptable to Purchaser; and the Company shall have performed and complied with all agreements, covenants and conditions contained herein which are required to be performed or complied with by it on or before the Closing Date.

     Section 4.8. No Material Adverse Change. Between December 31, 1997 and the Closing Date (a) there shall have been no change constituting a Material Adverse Effect, (b) the business and affairs of the Company shall have been and will have been conducted and carried on only in the ordinary course of business consistent with past practices and (c) the properties and facilities owned or leased by the Company shall not have suffered in the aggregate any material destruction or damage, regardless of whether or not any loss suffered was insured.

     Section 4.9. Consents, Permits, Etc. The Company shall have received all material permits and other authorizations, and made all such material filings and declarations, as may be required to be obtained or filed prior to the Closing Date from any Person pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which it is a party or to which it is subject, in connection with, or in order to effectuate, the transactions related to this Agreement and the issuance of the Notes and Warrants.

     Section 4.10. Purchase Permitted by Applicable Laws. The purchase of and payment for the Notes and the Warrants to be purchased by the Purchasers or their designees hereunder on the terms and conditions provided herein shall not be prohibited by any applicable law, court order or governmental regulation and shall not subject any Purchaser to any tax (other than possible income and capital gains tax upon the sale thereof or possible OID), penalty, assessment or withholding liability under or pursuant to any applicable law or governmental regulation, and the Purchasers shall have received such certificates or other evidence as they may reasonably request to establish compliance with this condition.

     Section 4.11. Due Diligence. The Purchasers, acting on their own or through their advisers, agents, engineers, environmental consultants, personnel, counsel, accountants or other representatives designated by them, shall have been afforded full and complete opportunity to examine the books and records, titles and leases to properties, and documents and information relating to patents, loans and other agreements, any pending or threatened litigation, and other matters pertaining to the legal structure, regulatory compliance (including, without limitation, environmental (including Phase I and Phase II reports, if any), health and safety and employee benefit regulatory compliance), assets, capital and obligations of the Company. A satisfactory conclusion, in the opinion of the Purchasers and their counsel, of such examination is a condition precedent to the obligations of the Purchasers under this Agreement.

     Section 4.12. Financial Statements. The Purchasers shall have received copies of the audited financial statements of the Company for the fiscal year ended December 31, 1997 and the report thereon of Ernst & Young, LLP, in form and content satisfactory to the Purchasers.

     Section 4.13. Legal Fees. The Company shall have paid, by wire transfer of immediately available funds, the reasonable legal fees and disbursements of counsel to the Purchasers incurred in connection with the negotiation and preparation of this Agreement, the Notes, the Warrants, the Security Agreement and related documentation and services rendered in connection therewith.

     Section 4.14. Subsidiary. The Company represents that it has no Subsidiaries, and covenants that at Closing it shall have no Subsidiaries.

SECTION 5. COMPANY COVENANTS.

     From and after the date of this Agreement and continuing so long as any amount remains unpaid on any Note or any Warrant remains outstanding:

     Section 5.1. Corporate Existence, Etc. The Company will preserve and keep in force and effect its corporate existence, and will cause each Subsidiary, if any, to preserve and keep in force and effect its corporate, partnership or other existence in accordance with the respective organizational documents of each such Subsidiary, and the rights and franchises of the Company and its Subsidiaries, provided that (a) the Company shall not be required to preserve any such right or franchise, or the existence, right or franchise of any of its Subsidiaries, if (i) the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the businesses of the Company and its Subsidiaries and (ii) such lack of preservation shall not prejudice the rights of any holder of the Notes, the Warrants or the Preferred Shares and (b) the provisions of this Section 5.1 shall not limit the ability of the Company or any Subsidiary of the Company to engage in any transaction permitted by Section 5.8 hereof.

     Section 5.2. Insurance. The Company will maintain, and will cause each Subsidiary to maintain, insurance coverage by financially sound and reputable insurers in such forms and amounts and against such risks as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties.

     Section 5.3. Taxes. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or of any such Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment or charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made in the Company's financial statements.

     Section 5.4. Maintenance, Etc. The Company will cause all material properties owned by or leased to it or any of its Subsidiaries and material to the business of the Company and its Subsidiaries to be maintained and kept in normal condition and working order (ordinary wear and tear excepted) and will from time to time cause to be made all necessary repairs, renewals, and replacements thereof, all as in the reasonable judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly conducted; provided, however, that (a) nothing in this Section 5.4 shall prevent the Company from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of its Board of Directors or of the Board of Directors, board of trustees or managing partners of the Subsidiary concerned, in the best interests of the Company or any such Subsidiary (provided that any such disposal is in an arms-length transaction for a fair value after taking into account all circumstances involved in the decision to dispose of such property); and (b) the provisions of this Section 5.4 shall not limit the ability of the Company or any Subsidiary to engage in any transaction permitted by Section 5.8 hereof.

     Section 5.5. Limitations on Indebtedness. Except as approved in writing by the holders of a majority in principal amount of the Notes outstanding, the Company will not, and will not permit any Subsidiary to, create, assume or incur any Indebtedness except:

          (a)     Indebtedness evidenced by the Notes;

          (b)     Indebtedness not to exceed $7,500,000 under the Liquidity
Facility;

          (c) Indebtedness of the Company outstanding as of the date of this Agreement and listed on Schedule 5.5 hereto;

          (d) Indebtedness relating to insurance premium financing or in respect of workers' compensation claims, in each case incurred in the ordinary course of business;

          (e) Future Indebtedness between a Subsidiary, if any, and the Company or between Subsidiaries in amounts not to exceed $100,000 in the aggregate; and

          (f) Indebtedness up to $2,500,000 (exclusive of equipment leases disclosed in the Schedules to this Agreement) under equipment leases.

     In no event will the Company or any Subsidiary incur or allow to exist Indebtedness that is in any respect senior to or pari passu with the Notes, except as expressly and explicitly provided in Section 4.5 of this Agreement.

     Section 5.6. Limitation on Liens. Except as otherwise expressly and explicitly provided in Section 4.5 of this Agreement, the Company will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Liens on its Stock or the Collateral. Notwithstanding this provision, the Company shall be permitted to contest in good faith bona fide disputed tax amounts (not to exceed $50,000 in the aggregate) with taxing authorities upon advance written notice to the holders of the Notes, provided that the Company also so delivers to the holders of the Notes a Certificate, signed by the Chief Financial Officer of the Company, confirming that such contest is in good faith and is a bona fide dispute.
         ---- ----

     Section 5.7. Restricted Payments. The Company will not, and will not permit any Subsidiary, to make any distribution or declare or pay any dividends (in cash or other property, other than capital Stock) on, or purchase, redeem or otherwise retire any of the Company's or any of its Subsidiaries' capital Stock, whether now or hereafter outstanding, except any Subsidiary may declare and pay dividends or other distributions to, or purchase, redeem or otherwise retire any capital Stock from, the Company or any Subsidiary; provided, however, that this
                                                   --------  -------
restriction shall not apply to the repurchase of shares of Common Stock (in an aggregate amount not to exceed $500,000 plus the aggregate exercise price hereafter received by the Company for all options granted under the plans referred to in (i) and (ii) below which are exercised after the date hereof) from current or former employees, officers, directors, consultants or other persons performing services for the Company pursuant to either (i) the Company's Stock Option Plans or (ii) the 1995 Stock Repurchase Agreements between the Company and, respectively, Douglas Reudink and Tom Huseby; provided that no such repurchases may be made while any Event of Default or Default exists under this Agreement, the Notes or the Security Agreement.

     Section 5.8. Mergers, Consolidations and Sales of Assets. Other than in accordance with Section 2.4, the Company will not, and will not permit any Subsidiary to (1) consolidate with or be a party to a merger with any other corporation (except that if no Default or Event of Default exists hereunder, under the Notes or under the Security Agreement, the Company, subject to the other provisions of this Agreement, may make acquisitions of businesses for fair value as determined in good faith by its Board of Directors), (2) sell, lease or otherwise dispose of all or a material part of the assets of the Company or any of its Subsidiaries, or (3) issue any securities or any rights or options to purchase securities for less than fair value as determined in good faith by the Board of Directors; provided, however, that provided that the rights of the holders of the Notes, the Warrants and the Preferred Shares are not prejudiced:

          (a) any Subsidiary may merge or consolidate with or into the Company or any other Subsidiary; and

          (b) any Subsidiary may sell, lease or otherwise dispose of its assets, or issue securities, to the Company or any Subsidiary.

     Section 5.9. Transactions with Affiliates. Without the written approval of the holders of the majority in principal amount of the outstanding Notes, the Company will not, and will not permit any Subsidiary to, enter into any transaction (or series of related transactions) (a "Transaction") with any holder (or any Affiliate of such holder) of 2% or more of any class of capital Stock of the Company or with any Affiliate of the Company, involving payments by the Company or any Subsidiary (including, without limitation, any sale, purchase, lease or loan or any other direct or indirect payment, transfer or other disposition) in excess of $1,000,000 in the aggregate, other than the following Transactions:

          (a) transactions between or among the Company and its Subsidiaries or between or among such Subsidiaries;

          (b) transactions the terms of which are at least as favorable as the terms that could be obtained by the Company or such Subsidiary, as the case may be, in a comparable transaction made on an arm's-length basis between unaffiliated parties (in each case as determined in good faith by a majority of the directors of the Company unaffiliated with such holder or Affiliate);

          (c) transactions in which the Company or any Subsidiary delivers to the holders of the Notes a written opinion of an independent nationally recognized investment banking firm stating that such Transaction is fair to the Company or such Subsidiary from a financial point of view;

          (d) the performance by the Company of its obligations hereunder and under the Notes, the Warrants and the Security Agreement;

          (e) the payment consistent with past practice of reasonable and customary compensation or fees (including, without limitation, options or related stock appreciation rights or similar securities issued pursuant to any Stock Based Plan) to officers, directors, and employees of the Company or any of its Subsidiaries, in each case as determined by the Company's Board of Directors in good faith;

          (f) purchases (for equal to or less than fair value) or sales (for equal to or more than fair value) of goods and services made in the ordinary course of business;

          (g) transactions permitted by, and complying with, the provisions of Section 5.7 hereof;

                  (i) the sale to stockholders of the Company existing as of the date of this Agreement of Stock in no respect senior to or having rights relatively greater or relatively more favorable than the Preferred Shares, unless all of the proceeds thereof are promptly used to redeem outstanding Notes.

     Section 5.10. Financial Statements, etc. The Company shall deliver to the holders of the Notes as soon as available, but in any event within 30 days after the end of each of the first three quarters during each of the Company's fiscal years, a company prepared balance sheet, income statement, and statement of cash flow covering the Company's operations during such period; and (b) as soon as available, but in any event within 90 days after the end of each of the Company's fiscal years, financial statements of the Company for each such fiscal year, audited by independent certified public accountants. Such audited financial statements shall include a balance sheet, profit and loss statement, and statement of cash flow and, promptly after receipt and if prepared, such accountants' letter to management. All such financial statements shall be consolidated to the extent required by GAAP.

     Section 5.11. Board Representation. If an Initial Public Offering shall not have been completed by the fifteen (15) month anniversary of the Closing Date, the Company shall cause all things necessary to occur in order to elect to the Board of Directors of the Company one director nominated by the holders of a majority of the outstanding Notes for a term to end upon the completion of an Initial Public Offering.

     Section 5.12. Indemnification. The Company shall indemnify the Purchasers and all subsequent holders of Notes, Warrants or Preferred Shares (the "Indemnified Parties") for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever, including without limitation reasonable legal fees and disbursements (collectively, "Damages") which may be imposed on, incurred by or asserted against the Indemnified Parties in any way relating to or arising out of this Agreement, the Security Agreement, the Notes, the Warrants, the Preferred Shares or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby and thereby (including, without limitation, the costs and expenses of counsel for the Indemnified Parties), except for Damages to the extent solely resulting from the Purchaser's bad faith or willful misconduct.

     Section 5.13. Subsidiary. The Company agrees that its shall not directly or indirectly create, or directly or indirectly own any interest in, any Subsidiary unless the holders of the Notes shall have received from each Subsidiary, at such time as such Subsidiary is created or is in any manner directly or indirectly owned or controlled by the Company, a written, irrevocable and unconditional guaranty (joint and several with the Company and all other Subsidiaries) of all of the Company's obligations (payment and performance) under the Notes, under the Security Agreement and under this Agreement, in form and content satisfactory to a majority of the holders of the Notes.

     Section 5.14. Covenants. The Company covenants and represents that (i) no Stock shall be issued by the Company which is, directly or indirectly, senior to the Warrant Shares or has, directly or indirectly, any dividend, liquidation, dilution protection, redemption, conversion or other rights or privileges (by contract, charter, by-laws, or otherwise) which are relatively more favorable than those presently existing with respect to the Warrant Shares, unless all of the proceeds thereof are promptly used to redeem outstanding Notes and (ii) no Preferred Stock will be issued by the Company unless the cash purchase price therefor is equal to or greater than the liquidation and redemption right and preference of such Preferred Stock, unless all of the proceeds thereof are promptly used to redeem outstanding Notes.

SECTION 6. EVENTS OF DEFAULT AND REMEDIES THEREFOR.

     Section 6.1. Events of Default. Any one or more of the following shall constitute an "Event of Default" as the term is used herein:

            (a) Default shall occur in the payment of interest on any Note when the same shall have become due and such default shall continue for more than 5 Business Days; or

            (b) Default shall occur in the making of any payment of principal of any Note at the maturity date or at any date fixed for redemption or prepayment; or

                  (i) Default shall occur in the observance or performance of any other provision of this Agreement, the Notes, the Warrants or the Security Agreement which is not remedied within 30 days after the date on which written notice thereof is given to the Company by the holders of a majority in aggregate outstanding principal amount of the outstanding Notes, or

                  (ii) Any judgment or order for the payment of money shall be rendered against the Company or a Material Subsidiary of the Company by a court of competent jurisdiction and shall not be discharged or stayed within 60 days, and the amount thereof that is not directly covered by letters of credit or a bond shall be in excess of $100,000 and either (i) an enforcement proceeding shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days, after written notice has been given to the Company by the holders of at least 25% in aggregate outstanding principal amount (together with accrued and unpaid interest thereon) of the outstanding Notes, during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, or

                  (iii) A default occurs which extends beyond any period of grace applicable thereto under any mortgage, indenture or other instrument under which there may be issued any Indebtedness of the Company or any Material Subsidiary of the Company for borrowed money having, with respect to all such Indebtedness, outstanding principal amounts of $500,000 or more in the aggregate, whether such Indebtedness now exists or shall hereafter be created, if either (i) such default results from the failure to pay principal upon the final maturity of such Indebtedness or (ii) as result of such event of default such Indebtedness has been declared to be due and payable prior to its stated maturity; provided, however, that if such default shall be remedied or cured or
          --------  -------
waived by the holders of such Indebtedness, then the Event of Default hereunder by reason thereof shall be deemed to have been thereupon remedied, cured or waived without further action on the part of the holders of the Notes, or

                        A. Any default or adverse event occurs with respect to or affecting any of the Collateral (except as expressly provided in Section 5.6 of this Agreement and paragraphs 5, 6 and 13 of the Closing Certificate), and same is not cured or discharged within 30 days thereof, or

                        B. Any event allowing or resulting in the redemption, call, put or use of the liquidation preference of any series or class (now existing or hereafter created) of the Company's or a Subsidiary's preferred stock shall have occurred, or

                        C. Any event of default or default shall have occurred under the Liquidity Facility or any other material agreement of the Company or any Material Subsidiary, and same is not timely cured or results in a right of acceleration thereunder which is not waived, or

          (c) The Company or any Material Subsidiary becomes (I) insolvent or is generally not paying its debts as they become due and such situation is not remedied within 45 days or (II) makes an assignment for the benefit of creditors, or the Company or any Material Subsidiary applies for or consents to the appointment of a custodian, trustee, liquidator, or receiver for the Company or such Subsidiary or for the major part of the property of either, or

          (d) A custodian, trustee, liquidator, or receiver is appointed for the Company or any Material Subsidiary or for the major part of the property of either and is not discharged within 45 days after such appointment, or

          (e) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company or any Material Subsidiary and, if instituted against the Company or any Material Subsidiary, are consented to or are not dismissed within 45 days after such institution.

     Section 6.2. Notice to Holders. When the Company has knowledge that any Default or Event of Default described in the foregoing Section 6.1 has occurred, the Company agrees to give notice to the holders of the outstanding Notes within one Business Day of the date on which the Company becomes aware of such Event of Default.

     Section 6.3. Acceleration of Maturities. When any Event of Default described in paragraphs (a) through (h), inclusive, of Section 6.1 has happened and is continuing, the holder or holders of 25% or more of the principal amount of outstanding Notes may, by notice to the Company, declare the entire principal and all interest accrued and unpaid, if any, on all Notes to be, and all Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. When any Event of Default described in paragraphs (i) through (k) of
Section 6.1 has occurred, then the principal amount of all outstanding Notes (together with accrued and unpaid interest, if any) shall immediately become due and payable without presentment, demand or notice of any kind. Upon the Notes becoming due and payable as a result of any Event of Default as aforesaid, the Company will forthwith pay in cash to the holders of the Notes the entire principal amount and interest accrued and unpaid, if any, on the Notes. No course of dealing on the part of any Noteholder nor any delay or failure on the part of any Noteholder to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies.

SECTION 7. AMENDMENTS, WAIVERS AND CONSENTS.

     Section 7.1. Consent Required. Any term, covenant, agreement or condition of this Agreement relating to the Notes (and not affecting the Warrants or the Preferred Shares) may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the holders of at least a majority in aggregate principal amount of outstanding Notes; provided that without the written consent of the holders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective (a) that will change the time of payment of the principal of or the interest on any Note or reduce the principal amount thereof of change the rate or interest thereon or
(b) that will change the percentage of holders of the Notes required to consent to any such amendment, modification or waiver of any of the provisions of this Agreement.

     Section 7.2. Solicitation of Noteholders. Executed or true and correct copies of any waiver effected pursuant to the provisions of Section 7.1 shall be delivered by the Company to each holder of outstanding Notes forthwith following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of outstanding Notes,

     Section 7.3. Effect of Amendment or Waiver. Any such amendment or waiver shall apply equally to all of the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

SECTION 8. INTERPRETATION OF AGREEMENT, DEFINITIONS.

     Section 8.1. Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

          (a) "Affiliate" shall mean any Person (a) that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, any other Person or (b) is an officer, director or employee of any such Affiliate or (c) is a member of the immediate family of any of the foregoing. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

          (b) "Board of Directors " shall mean, with respect to any Person, the Board of Directors of such Person or any committee of the Board of Directors authorized to act for it hereunder.

          (c) "Business Day" shall mean any day other than a Saturday, Sunday, statutory holiday or other day on which banks in New York City are required by law to close or are customarily closed.

          (d) "Change of Control" shall mean the occurrence of (x) any consolidation or merger of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred through a merger, consolidation, tender offer or similar transaction, or (y) an event whereby any person (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), together with its affiliates and associates (as such terms are defined in Rule 405 under the Securities Act, beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power, or (z) in excess of 50% of the Company's Board of Directors consists of directors not nominated by the prior Board of Directors of the Company.

          (e) "Closing Date" shall have the meaning provided in Section 1.2. herein.

          (f) "Collateral" shall mean all assets of every kind and nature, both tangible and intangible, of the Company and its Subsidiaries, other than real estate.

          (g) "Company" shall mean Metawave Communications Corporation, a Delaware corporation.

          (h) "Default" shall mean any event or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default as defined in Section 6.1.

          (i) "ERISA " shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

          (j)     "Event of Default" shall have the meaning set forth in Section
6.1 hereof.

          (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto.

          (l) "Existing Stockholder" means the stockholders of the Company on the date hereof (as listed on Schedule 8.1) and the Related Persons of such stockholders.

          (m) "GAAP" shall mean generally accepted accounting principles in the United States as in effect on the date of this Agreement and not including any interpretations or regulations that have been proposed but that have not been enacted.

          (n) "Indebtedness" means, without duplication, as to any Person or
Persons: (i) indebtedness for borrowed money; (ii) indebtedness for the deferred purchase price of property or services; (iii) indebtedness evidenced by bonds, debentures, notes or other similar instruments; (iv) obligations and liabilities secured by a Lien upon property owned by such Person, whether or not owing by such Person and even though such Person has not assumed or become liable for the payment thereof; (v) Indebtedness directly or indirectly guaranteed by such Person; (vi) obligations or liabilities created or arising under any conditional sales contract or other title retention agreement with respect to property used and/or acquired by such Person; (viii) obligations of such Person as Lessee under capital leases; (ix) net liabilities of such Person under hedging agreements and foreign currency exchange agreements, as calculated on a basis satisfactory to the Purchasers and in accordance with accepted practice; (x) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit; (xi) all obligations of such Person in respect of bankers' acceptances; and (xii) obligations with respect to equipment leases.

          (o) "Initial Public Offering" shall mean the closing of a public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act.

          (p) "Interest Note" shall have the meaning specified in Section 1.1 of this Agreement.

          (q) "Interest Rate" shall have the meaning provided under Section 1.1 of this Agreement.

          (r) "Lien" shall mean any lien (statutory or otherwise) security interest, mortgage, deed of trust, pledge, charge, conditional sale, title retention agreement, capital lease or other encumbrance or similar right of others, contingent or otherwise, or any agreement to give any of the foregoing.

          (s) "Liquidity Facility" shall mean obligations for borrowed money not to exceed $7,500,000 in the aggregate to Imperial Bank under a Loan Agreement dated October 14, 1997, as same may be amended from time to time in a manner not inconsistent with the terms of this Agreement.

          (t) "Material Subsidiary" shall mean a Subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act.

          (u) "Note" shall have the meaning provided in Section 1.1 of this Agreement.

          (v) "Note Register" shall have the meaning provided in Section 9.1 of this Agreement.

          (w) "Note Registrar" shall have the meaning provided in Section 9.1 of this Agreement.

          (x) "Notice" shall have the meaning provided in Section 1.3 of this Agreement.

          (y) "Noteholder" shall mean any of the holders of one or more Notes from time to time.

          (z) "Officer" shall mean the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary or the Controller of any Person.

          (aa) "Person" shall mean an individual. partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

          (bb) "Purchase Price" with respect to any Note shall mean the Purchase Price thereof, expressed as a percentage of the principal amount thereof and as an amount in U.S. dollars, as set forth on Schedule I attached hereto.

          (cc) "Purchaser" shall mean the Persons listed under Schedule I attached hereto.

          (dd) "Related Person" shall mean, with respect to any Person, (A) an Affiliate of such Person, (B) any investment manager, investment advisor or general partner of such Person, and ( ) any investment fund, investment account or investment entity whose investment manager, investment advisor or general partner is such Person or a Related Person of such Person.

          (ee) "Securities Act" shall have the same meaning as in Section
3.2(g).

          (ff) "Security Agreement" means the security agreement in the form attached hereto as Exhibit E.

          (gg) "Stock" means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

          (hh) "Stock Based Plan" means any stock option plan, stock appreciation rights plan or other similar plan or supplement relating to capital Stock of the Company or any of its Subsidiaries, whether in effect on the date hereof or established hereafter, established for the benefit of employees of the Company or of any Subsidiary of the Company.

          (ii) "Subsidiary " shall mean, as to any particular parent corporation, any corporation, partnership, limited liability company, business trust or other entity of which more than 50% (by number of votes) of the Voting Stock shall be owned by such parent corporation and/or one or more corporations which are themselves Subsidiaries of such parent corporation.

          (jj) "Transaction" shall have the meaning provided under Section 5.9 herein.

          (kk) "Voting Stock" shall mean securities of any class or classes the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

SECTION 9. MISCELLANEOUS.

     Section 9.1. Note Register. The Company or the Company's transfer agent (if any), in its capacity as note registrar (the "Note Registrar"), shall cause to be kept a register (the "Note Register") for the registration and transfer of the Notes; provided, however, the Company may at any time upon prior written notice to the Purchasers designate and cause any other Person to act as the Note Registrar in order to maintain the Note Register pursuant to the terms of this Note Agreement. The Note Registrar will register or transfer or cause to be registered or transferred, as hereinafter provided and under such reasonable regulations as it may prescribe, any Note issued pursuant to this Agreement.

     At any time, and from time to time, the holder of any Note which has been duly registered as hereinabove provided may transfer such Note upon surrender thereof with the Note Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by the holder of such Note or its attorney duly authorized in writing.

     Promptly upon request of a Noteholder, the Company shall provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as is necessary in order to permit compliance with the information requirements of Rule 144A(d)(4) under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to and is in compliance with the reporting requirements of Section 13 or 15(d) of the Exchange Act. For purposes of this paragraph, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

     The Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Agreement. Payment of or on account of the principal, premium and interest, if any, on any Note shall be made to or upon the written order of such holder.

     Section 9.2. Exchange of Notes. At any time and from time to time, upon not less than five (5) Business Days' notice given by the holder of any Note initially delivered or of any Note substituted therefor pursuant to Section 9.1, this Section 9.2 or Section 9.3, and, upon surrender of such Note at its office, the Company will deliver in exchange therefor, without expense to the holder, except as set forth below, Notes for the same aggregate principal amount (together with accrued but unpaid interest) as the then unpaid principal amount (together with accrued but unpaid interest) of the Note so surrendered, dated as of the date to which interest has been paid on the Note so surrendered or, if such surrender is prior to the payment of any interest thereon, then dated as of the date of issue, registered in the name of such Person or Persons as may be designated by such holder, and otherwise of the same form and tenor as the Notes so surrendered for exchange. The Company may require the payment of a sum sufficient to cover any stamp tax or governmental charge imposed upon such exchange or transfer.

     Section 9.3. Loss, Theft, Etc. of Notes. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of any Note, and in the case of any such loss, theft, or destruction upon delivery of an indemnity in such form as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of any Note, the Company will make and deliver without expense to the holder thereof, a new Note, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note.

     Section 9.4. Powers and Rights Not Waived; Remedies Cumulative. No delay or failure on the part of the holder of any Note in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right, and the rights and remedies of the holder of any Note are cumulative to and are not exclusive of any rights or remedies any such holder would otherwise have, and no waiver or consent, given or extended pursuant to Section 7 hereof or otherwise, shall extend to or affect any obligation or right not expressly waived or consented to.

     Section 9.5. Notices. All communications provided for hereunder shall be in writing and, if to any Purchaser, delivered or mailed by prepaid overnight air courier, or by facsimile communication, in each case addressed to such Purchaser at its address appearing on Schedule I to this Agreement or such other address as such Purchaser or subsequent holder may designate to the Company in writing, and if to the Company, delivered and mailed by prepaid overnight air courier, or by facsimile communication, in each case to the Company at 8700 148th Avenue N.E., Redmond, Washington 98052; facsimile: (425) 702-5978,
Attention: Chief Financial Officer and General Counsel or to such other address as the Company may in writing designate to such Purchaser or subsequent holder; provided, however, that a notice sent by overnight air courier shall only be effective if delivered at a street address designated for such purpose in
Schedule 1, and a notice to such Purchaser by facsimile communication shall only be effective if confirmed by a copy thereof by prepaid overnight air courier, in either case, as such Purchaser or a subsequent holder of any Note may designate to the Company in writing.

     Section 9.6. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to each Purchaser's benefit and to the benefit of its successors and assigns, including each successive holder or holders of any Notes.

     Section 9.7. Integration and Severability. This Agreement embodies the entire agreement and understanding between the Purchasers and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement for any reason be declared invalid or unenforceable, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid or unenforceable portion thereof eliminated (or, if possible, rewritten to the extent necessary to eliminate such invalidity or unenforceability) and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid or unenforceable.

     Section 9.8. Like Treatment of Holders. Neither the Company nor any of its Affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, payment for redemptions or exchanges of Notes, or otherwise, to any holder of any Notes, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment of any terms or provisions of the Notes or this Agreement or the Warrants, unless such consideration is required to be paid to all holders of Notes bound by such consent, waiver or amendment whether or not such holders so consent, waiver or agree to amend and whether or not such holders tender their Notes for redemption or exchange. The Company shall not, directly or indirectly, redeem any Notes unless such offer of redemption is made pro rata to all holders of Notes on identical terms.

     Section 9.9. Governing Law. This Agreement and the notes and warrants issued and sold hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York, as applied to contracts made and performed entirely within the State of New York. Each party hereto hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or the State Courts of New York sitting in New York County for purposes of all legal proceedings arising out of or relating to this Agreement and the notes or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. If any provision of this agreement is determined to be unenforceable under the laws of the State of New York, and if such provision would be enforceable under the laws of the State of Washington, then it is agreed that the Courts of the State of New York shall interpret and enforce such provision pursuant to the laws of the State of Washington.

     Section 9.10. Captions. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     Section 9.11. Brokerage Fees. BT Alex. Brown Incorporated has acted as agent for the Company in connection with the transactions contemplated hereby and is being paid a commission by the Company pursuant to a separate letter agreement.

     Section 9.12. Intentionally Left Blank.

     Section 9.13. Possible Future Notes. If the Company's revenues, expenses, cash flow and other material financial projections for the year ending December 31, 1998 are within ten percent of the revenues, etc. projected in the projected budget provided to and accepted in writing by the Purchasers prior to the date hereof, and if in the Purchasers' judgment neither the Company nor any
        ---
Subsidiary, if any, has experienced or is likely to experience an event materially adverse to the profits, revenues, prospects, operations or condition of the Company or such Subsidiary, and if the Purchasers are otherwise satisfied
                                   ---
with the adequacy of the Collateral,
and if no Default or Event of Default then exists hereunder or under the
---
Warrants or the Security Agreement, and if the representations and warranties
                                    ---
made by the Company herein are true and correct on and as of December 31, 1998 and on and as of each day thereafter until the completion of the new purchase referred to below, and if the Company has not yet completed an Initial Public
                   ---
Offering, and if the Company has not exercised or expressed its intention to
          ---
exercise its redemption and repurchase right under Section 1.4 hereof, then, if and only if the Company so chooses, the Purchasers will purchase from the Company (assuming all the conditions of this Section 9.13 are satisfied), and the Company will sell to the Purchasers as soon as reasonably practicable after the later of April 28, 1999 or the date the Purchasers receive the Company's audited financial statements for the year ended December 31, 1998, and using documents substantially similar to those used in these transactions, up to an additional $8 million in aggregate principal amount of new Notes; provided such
                                                                  --------
new Notes will in all respects (except for the accrual and payment of interest between April 28, 1998 and the actual date of their issuance, which accrual and payment shall be suspended through the date of such issuance) be treated as if they had been issued on April 28, 1998. For example, on the 12 month anniversary of the Closing Date, such new Notes would experience a 200 basis point increase in the Base Interest Rate. Additional Warrants to purchase 148,276 additional Preferred Shares (as the same may be adjusted from the date hereof under the terms of the Warrants) shall be issued in respect of such new Notes, such Warrants to be dated the Closing Date. Should any dispute arise as to the meaning, intention or interpretation of any term or provision of this Section 9.13, the determination thereof by MacKay-Shields Financial Corporation shall be final and binding on all parties to this Agreement. The Company acknowledges and agrees that it shall be bound by any such determination of MacKay-Shields Financial Corporation; or if the Company does not agree with such determination, it shall have the right, as its sole and exclusive remedy, to treat all (but not less than all) of the terms and provisions of this Section 9.13 as null and void and of no force and effect. Any action by the Purchasers, or any exercise by the Purchasers of their judgment or requiring the Purchasers to be satisfied, under this Section 9.13 shall require the consent of all of the Purchasers.

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                         METAWAVE COMMUNICATIONS CORPORATION,
                         as Company


                         By:    /s/ Vito Palermo
                             ---------------------------------
                         Name:  Vito Palermo
                         Title: Chief Financial Officer


                   [signature pages continued on next page]


Wiring Instruction to Company:

                                   CITIBANK
                                111 Wall Street
                              New York, NY  10005
                                ABA# 021000089

                                FOR CREDIT TO:
                          Morgan Stanley & Co., Inc.
                              Account #3889-0774

                            FOR FURTHER CREDIT TO:

                     ACCOUNT NAME: METAWAVE COMMUNICATIONS
                                   -----------------------

                       MORGAN STANLEY ACCOUNT: 14-78607
                                               --------

                         THE BROWN & WILLIAMSON MASTER
                         RETIREMENT TRUST


                         By:   MacKay-Shields Financial Corporation
                         Its:  Investment Advisor



                         By: /s/ Jeffry B. Platt
                             ---------------------------------------
                         Name:  Jeffry B. Platt
                         Title: Director


                   [signature pages continued on next page]

                         THE MAINSTAY FUNDS, ON BEHALF OF
                         ITS STRATEGIC INCOME FUND SERIES


                         By:   MacKay-Shields Financial Corporation
                         Its:  Investment Advisor


                         By: /s/ Jeffry B. Platt
                             ---------------------------------------
                         Name:  Jeffry B. Platt
                         Title: Director


                   [signature pages continued on next page]

                         HIGHBRIDGE CAPITAL CORPORATION


                         By:   MacKay-Shields Financial Corporation
                         Its:  Investment Advisor


                         By: /s/ Jeffry B. Platt
                             ----------------------------------------
                         Name:  Jeffry B. Platt
                         Title: Director


                    [signature pages continued on next page]

                         THE MAINSTAY FUNDS, ON BEHALF OF
                         ITS HIGH YIELD CORPORATE BOND FUND SERIES


                         By:   MacKay-Shields Financial Corporation
                         Its:  Investment Advisor



                         By: /s/ Jeffry B. Platt
                             _____________________________
                         Name:   Jeffry B. Platt
                         Title:  Director


                    [signature pages continued on next page]

                         MAINSTAY VP SERIES FUND INC. ON BEHALF OF ITS HIGH YIELD CORPORATE BOND PORTFOLIO


                         By:   MacKay-Shields Financial Corporation
                         Its:  Investment Advisor



                         By:/s/ Jeffry B. Platt
                            ____________________________
                         Name:  Jeffry B. Platt
                         Title: Director



                   [signature pages continued on next page]

                         POLICE OFFICERS PENSION SYSTEM OF THE CITY OF HOUSTON


                         By:   MacKay-Shields Financial Corporation
                         Its:  Investment Advisor



                         By:/s/ Jeffry B. Platt
                            _____________________________
                         Name:  Jeffry B. Platt
                         Title: Director



                    [signature pages continued on next page]

                         VULCAN MATERIALS COMPANY HIGH YIELD ACCOUNT


                         By:   MacKay-Shields Financial Corporation
                         Its:  Investment Advisor



                         By:/s/  Jeffry B. Platt
                         ________________________________
                         Name:   Jeffry B. Platt
                         Title:  Director



                    [signature pages continued on next page]

                         THE 1199 HEALTH CARE EMPLOYEES PENSION FUND


                         By:   MacKay-Shields Financial Corporation
                         Its:  Investment Advisor



                         By:/s/ Jeffry B. Platt
                            ______________________________
                         Name:  Jeffry B. Platt
                         Title: Director



                    [signature pages continued on next page]

                         BT HOLDINGS (NY), INC.



                         By:/s/ Edward Burdick
                            ____________________________
                         Name:  Edward Burdick
                         Title: Vice President



                    [signature pages continued on next page]

                         IMPERIAL BANK



                         By:/s/ Jim Ellison
                            _____________________________
                         Name:  Jim Ellison
                         Title: Senior Vice President



                    [signature pages continued on next page]

                         POWERWAVE TECHNOLOGIES, INC.



                         By:/s/ Bruce C. Edwards
                            ___________________________________________
                         Name: Bruce C. Edwards
                         Title:  President and Chief Executive Officer



                    [signature pages continued on next page]

                         BANKAMERICA INVESTMENT CORPORATION



                         By:/s/ C. Richard Schuler
                            _____________________________
                         Name:  C. Richard Schuler
                         Title: Attorney-in-Fact



                    [signature pages continued on next page]

                         SCHEDULE I TO NOTE AGREEMENT

Purchaser:     THE BROWN & WILLIAMSON MASTER RETIREMENT TRUST

1.   Principal Amount $500,000.00 (in U.S. Dollars).

          The Purchase Price of the Note will be $500,000.00

2.   In the case of cash payments on account of the Notes:

By wire transfer of Federal or other immediately available funds (identifying
   ---- --------
each payment as to issuer, security and principal or interest) to:

          ABA # 0 1 1000028
          STATE STREET BANK AND TRUST COMPANY
          BOSTON, MASS 02101
          FOR CREDIT TO:
          ACCT NAME: BROWN & WILLIAMSON MASTER RETIREMENT
          TRUST
          DDA # 09237520
          ACCT # ZH23

3. In case of PIK interest payments (Interest Notes) on account of the Note, deliver the Interest Notes to:

          CHASE BANK
          ACO:  STATE STREET BANK & TRUST COMPANY
          4 NEW YORK PLAZA
          GROUND FLOOR RECEIVING WINDOW
          NEW YORK, NEW YORK  10004
          ACCT. NO.:  ZH23
          ACCT. NAME:  BROWN & WILLIAMSON
          MASTER RETIREMENT TRUST

4.   All communications shall be delivered or mailed to:

          The Brown & Williamson Master Retirement Trust
          c/ o MacKay-Shields Financial Corporation
          9 West 57th Street
          New York, New York 10019
          Attn:                Steven Tananbaum
          Fax: (212) 758-4735

          with a copy to:
          Kleinberg, Kaplan, Wolff & Cohen, P.C.
          551 Fifth Avenue
          New York, New York 10176
          Attn:     Fredric A. Kleinberg, Esq.
          Fax:      (212) 986-8866

5.   Tax I.D. #: 043216086

6. Notes and Interest Notes are to be registered in the name of the Purchaser, unless otherwise provided below:

Notes and Interest Notes to be registered in the name of Iceship & Co.

Purchaser: THE MAINSTAY FUNDS, ON BEHALF OF ITS STRATEGIC INCOME FUND SERIES

1.   Principal Amount $155,000.00 (in U.S. Dollars).

          The Purchase Price of the Note will be $155,000.00

2.   In the case of cash payments on account of the Notes:

By wire transfer of Federal or other immediately available funds (identifying
   ---- --------
each payment as to issuer, security and principal or interest) to:

          ABA # 021000018
          BANK OF NEW YORK/CUST.
          GLA 11 1612
          FOR CREDIT TO:
          ACCT NAME: MAINSTAY STRATEGIC INCOME FUND
          ACCT # 267451

3. In case of PIK interest payments (Interest Notes) on account of the Note, deliver the Interest Notes to:

          BANK OF NEW YORK
          ONE WALL STREET - 3RD FLOOR
          WINDOW A
          NEW YORK, NEW YORK  10286
          FOR CREDIT TO:
          ACCT. NAME:  MAINSTAY STRATEGIC FUND
          ACCT. # 267451

4.   All communications shall be delivered or mailed to:

     The Mainstay Funds, on behalf of its Strategic Income Fund Series

          c/o MacKay-Shields Financial Corporation
          9 West 57th Street
          New York, New York 10019
          Attn: Steven Tananbaum
          Fax:  (212) 758-4735

          with a copy to:
          Kleinberg, Kaplan, Wolff & Cohen, P.C.
          551 Fifth Avenue
          New York, New York 10176
          Attn: Fredric A. Kleinberg, Esq.
          Fax:  (212) 986-8866

5.   Tax I.D. #: 133924140

6. Notes and Interest Notes are to be registered in the name of the Purchaser, unless otherwise provided below:

Notes and Interest Notes to be registered in the name of Hare & Co.

Purchaser: HIGHBRIDGE CAPITAL CORPORATION

1    Principal Amount $1,900,000.00 (in U.S. Dollars).

          The Purchase Price of the Note will be $1,900,000.00

2.   In the case of cash payments on account of the Notes:

By wire transfer of Federal or other immediately available funds (identifying
   ---- --------
each payment as to issuer, security and principal or interest) to:

          ABA # 021-000-089
          BEAR STEARNS SECURITIES INC.
          ACCT # 09253186
          ACCT NAME: HIGHBRIDGE CAPITAL CORPORATION
          ACCT # 101-44079-2-6

3. In case of PIK interest payments (Interest Notes) on account of the Note, deliver the Interest Notes to:

          NSCCNY WINDOW
          55 WATER STREET, CONCOURSE LEVEL, SOUTH BUILDING
          ACCT: BEAR STEARNS
          FOR FURTHER CREDIT TO: HIGHBRIDGE CAPITAL CORPORATION
          ACCT. NO. 101-44079-2-6

4.   All communications shall be delivered or mailed to:

          Highbridge Capital Corporation
          c/o MacKay-Shields Financial Corporation
          9 West 57th Street
          New York, New York 10019
          Attn: Steven Tananbaum
          Fax:  (212) 758-4735

          with a copy to:
          Kleinberg, Kaplan, Wolff & Cohen, P.C.
          551 Fifth Avenue
          New York, New York 10176
          Attn: Fredric A. Kleinberg, Esq.
          Fax:  (212) 986-8866

5.   Tax I.D. #: Bear Stearns Securities Corp.-Foreign (no tax i.d.#)

6. Notes and Interest Notes are to be registered in the name of the Purchaser, unless otherwise provided below:

Notes and Interest Notes to be registered in the name of Bear Stearns Securities Corp.

Purchaser: THE MAINSTAY FUNDS, ON BEHALF OF ITS HIGH YIELD CORPORATE BOND FUND SERIES

1.   Principal Amount $8,870,000.00 (in U.S. Dollars).

          The Purchase Price of the Note will be $8,870,000.00

2.   In the case of cash payments on account of the Notes:

By wire transfer of Federal or other immediately available funds (identifying
   ---- --------
each payment as to issuer, security and principal or interest) to:

          ABA # 0 1 1000028
          STATE STREET BANK AND TRUST COMPANY
          BOSTON, MASS 02101
          FOR CREDIT TO:
          ACCT NAME: MAINSTAY HIGH YIELD CORPORATE BOND FUND
          DDA # 4266 0761
          ACCT # SNO4

3. In case of PIK interest payments (Interest Notes) on account of the Note, deliver the Interest Notes to:

          CHASE BANK
          A/C STATE STREET BANK AND TRUST COMPANY
          4 NEW YORK PLAZA
          GROUND FLOOR/RECEIVE WINDOW
          NEW YORK, NEW YORK  10004
          FOR CREDIT TO:
          ACCT. NAME: MAINSTAY HIGH YIELD CORPORATE BOND FUND
          ACCT. # SN04

4.   All communications shall be delivered or mailed to:

          The Mainstay Funds, on behalf of its High Yield
          Corporate Bond Fund Series
          c/o MacKay-Shields Financial Corporation
          9 West 57th Street
          New York, New York 10019
          Attn: Steven Tananbaum
          Fax:  (212) 758-4735

          with a copy to:
          Kleinberg, Kaplan, Wolff & Cohen, P.C.
          551 Fifth Avenue
          New York, New York 10176
          Attn: Fredric A. Kleinberg, Esq.
          Fax:  (212) 986-8866

5.   Tax I.D.#: 04-2910780

6. Notes and Interest Notes are to be registered in the name of the Purchaser, unless otherwise provided below:

Notes and Interest Notes to be registered in the name of Daffodil & Co.

Purchaser: MAINSTAY VP SERIES FUND, INC., ON BEHALF OF HIGH YIELD CORPORATE BOND PORTFOLIO

1.   Principal Amount $2,500,000.00 (in U.S. Dollars).

          The Purchase Price of the Note will be $2,500,000.00

2.   In the case of cash payments on account of the Notes:

By wire transfer of Federal or other immediately available funds (identifying
   ---- --------
each payment as to issuer, security and principal or interest) to:

          ABA # 021000018
          BANK OF NEW YORK/CUST.
          GLA 11 1612
          FOR CREDIT TO:
          ACCT NAME: MAINSTAY V.P. SERIES HIGH YIELD
          CORPORATE BOND FUND
          ACCT # 274467

3. In case of PIK interest payments (Interest Notes) on account of the Note, deliver the Interest Notes to:

          BANK OF NEW YORK
          1 WALL STREET
          3RD FLOOR, WINDOW A
          ACCT. NO. 274467
          ACCT. NAME: MAINSTAY VP SERIES HIGH YIELD CORPORATE BOND FUND [NOTIFY: SYLVIA ORTIZ]

4.   All communications shall be delivered or mailed to:

          Mainstay VP Series Fund, Inc., on behalf of High Yield
          Corporate Bond Portfolio
          c/o MacKay-Shields Financial Corporation
          9 West 57th Street
          New York, New York 10019
          Attn: Steven Tananbaum
          Fax:  (212) 758-4735

          with a copy to:
          Kleinberg, Kaplan, Wolff & Cohen, P.C.
          551 Fifth Avenue
          New York, New York 10176
          Attn: Fredric A. Kleinberg, Esq.
          Fax:  (212) 986-8866

5.   Tax I.D. #: 13-3818793

6. Notes and Interest Notes are to be registered in the name of the Purchaser, unless otherwise provided below:

Notes and Interest Notes to be registered in the name of Hare & Co.

Purchaser:  POLICE OFFICERS PENSION SYSTEM OF THE CITY OF HOUSTON

1.   Principal Amount $500,000.00 (in U.S. Dollars).

          The Purchase Price of the Note will be $500,000.00

2.   In the case of cash payments on account of the Notes:

By wire transfer of Federal or other immediately available funds (identifying
   ---- --------
each payment as to issuer, security and principal or interest) to:

          ABA # 071-000-152
          NORTHERN TRUST/CHGO TRUST
          FOR CREDIT TO:
          ACCT # 5186061000
          ACCT NAME: POLICE OFFICERS PENSION SYSTEM OF THE
          CITY OF HOUSTON
          ACCT # 26-41113

3. In case of PIK interest payments (Interest Notes) on account of the Note, deliver the Interest Notes to:

          NORTHERN TRUST COMPANY
          40 BROAD STREET
          8TH FLOOR
          NEW YORK, NEW YORK  10004
          ACCT. NO. 26-41113
          ACCT. NAME:  POLICE OFFICERS PENSION SYSTEM OF THE
          CITY OF HOUSTON
          NOTIFY: GLEN JOHNSON

4.   All communications shall be delivered or mailed to:

          Police Officers Pension System of the City of Houston
          c/o MacKay-Shields Financial Corporation
          9 West 57th Street
          New York, New York 10019
          Attn: Steven Tananbaum
          Fax:  (212) 758-4735

          with a copy to:
          Kleinberg, Kaplan, Wolff & Cohen, P.C.
          551 Fifth Avenue
          New York, New York 10176
          Attn: Fredric A. Kleinberg, Esq.
          Fax:  (212) 986-8866

5.   Tax I.D. #: 74-6036541

6. Notes and Interest Notes are to be registered in the name of the Purchaser, unless otherwise provided below:

Notes and Interest Notes to be registered in the name of Booth & Co.

Purchaser:    VULCAN MATERIALS COMPANY HIGH YIELD ACCOUNT

1.   Principal Amount $75,000.00 (in U.S. Dollars).

The Purchase Price of the Note will be $75,000.00

2.   In the case of cash payments on account of the Notes:

By wire transfer of Federal or other immediately available funds (identifying
   ---- --------
each payment as to issuer, security and principal or interest) to:

          ABA # 071-000-152
          NORTHERN TRUST/CHGO TRUST
          FOR CREDIT TO:
          ACCT # 5186061000
          ACCT NAME: VULCAN MATERIALS
          ACCT # 22-00065

3. In case of PIK interest payments (Interest Notes) on account of the Note, deliver the Interest Notes to:

                       NORTHERN TRUST COMPANY
                       40 BROAD STREET
                       8TH FLOOR
                       NEW YORK, NEW YORK  10004
                       ACCT. NO. 22-00065
                       ACCT. NAME:  VULCAN MATERIALS
                       NOTIFY:  GLEN JOHNSON


4.   All communications shall be delivered or mailed to:

          Vulcan Materials Company High Yield Account
          c/o MacKay-Shields Financial Corporation
          9 West 57th Street
          New York, New York 10019
          Attn: Steven Tananbaum
          Fax: (212) 758-4735

          with a copy to:
          Kleinberg, Kaplan, Wolff & Cohen, P.C.
          551 Fifth Avenue
          New York, New York 10176
          Attn: Fredric A. Kleinberg, Esq.
          Fax:  (212) 986-8866

5.   Tax I.D. #:   751867619

6. Notes and Interest Notes are to be registered in the name of the Purchaser, unless otherwise provided below:

Notes and Interest Notes to be registered in the name of Booth & Co.

Purchaser:     THE 1199 HEALTH CARE EMPLOYEES PENSION FUND

1.   Principal Amount 1,500,000.00 (in U.S. Dollars).

          The Purchase Price of the Note will be $1,500,000.00

2.   In the case of cash payments on account of the Notes:

By wire transfer of Federal or other immediately available funds (identifying
   ---- --------
each payment as to issuer, security and principal or interest) to:

          ABA # 071-000-152
          NORTHERN TRUST/CHGO TRUST
          FOR CREDIT TO:
          ACCT # 5186061000
          ACCT NAME:  LOCAL 1199 HEALTHCARE
          ACCT # 26-44894

3. In case of PIK interest payments (Interest Notes) on account of the Note, deliver the Interest Notes to:

          NORTHERN TRUST COMPANY
          40 BROAD STREET
          8TH FLOOR
          NEW YORK, NEW YORK
          ACCT. NO. 26-44894
          ACCT. NAME:  1199 HEALTH CARE FUND
          NOTIFY:  GLEN JOHNSON

4.   All communications shall be delivered or mailed to:

          The 1199 Health Care Employees Pension Fund
          c/o MacKay-Shields Financial Corporation
          9 West 57th Street
          New York, New York 10019
          Attn:  Steven Tananbaum
          Fax: (212) 758-4735

          with a copy to:
          Kleinberg, Kaplan, Wolff & Cohen, P.C.
          551 Fifth Avenue
          New York, New York 10176
          Attn:  Fredric A. Kleinberg, Esq.
          Fax:   (212) 986-8866

5.   Tax I.D. #: 13-3604862

6. Notes and Interest Notes are to be registered in the name of the Purchaser, unless otherwise provided below:

Notes and Interest Notes to be registered in the name of Booth & Co.

Purchaser:       IMPERIAL BANK

1.   Principal Amount $2,000,000.00 (in U.S. Dollars).

          The Purchase Price of the Note will be $2,000,000.00

2.   In the case of cash payments on account of the Notes:

By wire transfer of Federal or other immediately available funds (identifying
   ---- --------
each payment as to issuer, security and principal or interest) to:

          ABA # 122201444
          IMPERIAL BANK
          FOR CREDIT TO:
          ACCT NAME: IMPERIAL BANK
          ACCT # 736000021
          ATTN:  DONALD ROBERTS RE:  METAWAVE

3. In case of PIK interest payments (Interest Notes) on account of the Note, deliver the Interest Notes to:

          Imperial Bank
          Attn.:  Etta Tucker #2560
          9920 La Cienega Bl. #628
          Inglewood, CA  90301
          Fax:  310-338-6110

          with a copy to:

          Imperial Bank
          777 108th Avenue NE
          Bellevue, Washington  98004-6672
          Attn:  Jim Ellison
                 Senior Vice President
          Fax:  (425) 454-6224

4.   All communications shall be delivered or mailed to:

          Imperial Bank
          777 108th Avenue NE
          Bellevue, Washington  98004-6672
          Attn:  Jim Ellison
          Senior Vice President
          Fax: (425) 454-6224

          with a copy to:

          Imperial Bank
          Attn:  Donald Roberts

          226 Airport Parkway
          San Jose, CA  95110
          Fax:  (408) 451-8524

5.   Tax I.D. #:   95-2247354

6. Notes and Interest Notes are to be registered in the name of the Purchaser, unless otherwise provided below:

Notes and Interest Notes to be registered in the name of [______________________

______________________] (if other than Purchaser).

Purchaser:      POWERWAVE TECHNOLOGIES, INC.

1.   Principal Amount $2,500,000.00 (in U.S. Dollars).

          The Purchase Price of the Note will be $2,500,000.00

2.   In the case of cash payments on account of the Notes:

By wire transfer of Federal or other immediately available funds (identifying
   ---- --------
each payment as to issuer, security and principal or interest) to:

          ABA # 121000358
          BANK OF AMERICA NT&SA
          SAN FRANCISCO, CALIFORNIA
          FOR CREDIT TO:
          ACCT NAME:  POWERWAVE TECHNOLOGIES, INC.
          ACCT # 09326-00675

3. In case of PIK interest payments (Interest Notes) on account of the Note, deliver the Interest Notes to Purchaser at its address provided below.

4.   All communications shall be delivered or mailed to:

          Powerwave Technologies, Inc.
          2026 McGaw Avenue
          Irvine, California  92614
          Attn:  Kevin Michaels
          Fax: (714) 757-6675

          with a copy to:


5.   Tax I.D. #:  11-2723423

6. Notes and Interest Notes are to be registered in the name of the Purchaser, unless otherwise provided below:

Notes and Interest Notes to be registered in the name of [______________________ ______________________] (if other than Purchaser).

Purchaser:  BT HOLDINGS (NY), INC.

1.   Principal Amount $4,500,000.00 (in U.S. Dollars).

          The Purchase Price of the Note will be $4,500,000.00

2.   In the case of cash payments on account of the Notes:

By wire transfer of Federal or other immediately available funds (identifying each payment as to issuer, security and principal or interest) to:

          ABA # 021 001 033
          Bankers Trust Co.
          FOR CREDIT TO: BT Holdings (NY), Inc.
          ACCT # 01-418-767
          ACCT NAME:  Ref: Metawave
          Profit Center 808425

3. In case of PIK interest payments (Interest Notes) on account of the Note, deliver the Interest Notes to:

          BT Alex Brown Inc.
          14 Wall Street, 7th Floor
          New York, New York  10005
          Attn: Fran Lombardi
          Ref: Metawave Communications Corporation (Acct. No.: 215 69 001)

4.   All communications shall be delivered or mailed to:

          BT Holdings (NY), Inc.
          c/o Bankers Trust Corp.
          130 Liberty Street, 29th Floor
          New York, New York  10006
          Attn: Christine Barbella-Foggia
          Phone: 212-250-6751
          Fax: 212-669-1502

5.   Tax I.D. #:   13-3311934

6. Notes and Interest Notes are to be registered in the name of the Purchaser, unless otherwise provided below:

Notes and Interest Notes to be registered in the name of BT Alex Brown Inc.

Purchaser:   BANKAMERICA INVESTMENT CORPORATION

1.   Principal Amount $4,000,000.00 (in U.S. Dollars).

          The Purchase Price of the Note will be $4,000,000.00

2.   In the case of cash payments on account of the Notes:

By wire transfer of Federal or other immediately available funds (identifying each payment as to issuer, security and principal or interest) to:

          BANK OF AMERICA ILLINOIS
          231 SOUTH LASALLE STREET
          CHICAGO, IL  60697
          ABA # 071-000-039
          A/C NAME:  BANKAMERICA INVESTMENT CORP.
          DDA ACCOUNT # 72-50967
          REF:  METAWAVE COMMUNICATIONS

3. In case of PIK interest payments (Interest Notes) on account of the Note, deliver the Interest Notes to:

          BankAmerica Investment Corporation,
          a subsidiary of BankAmerica Corporation
          231 South LaSalle Street - 19th Floor
          Chicago, IL  60697
          Attn:  Rosemary E. Szurko

(PLEASE MAIL ALL HARDCOPY CONFIRMATIONS)

4.   All communications shall be delivered or mailed to:

          BankAmerica Investment Corporation
          231 South LaSalle Street
          Chicago, IL  60697
          Attn:  Moira A. Cary, Esq.
          Christopher S. Field, Esq.
          Fax:    (312) 828-5423

          with a copy to:

          Rosemary E. Szurko
          Bank of America NT & SA
          231 South LaSalle Street
          Chicago, IL  60697
          Fax:     (312) 828-5423

5.   Tax I.D. #:   36-3101574

6. Notes and Interest Notes are to be registered in the name of the Purchaser, unless otherwise provided below:

Notes and Interest Notes to be registered in the name of [______________________ ______________________] (if other than Purchaser).

                                   EXHIBIT A

     This note has not been registered under the United State Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. Neither this note nor any interest or participation herein may be reofferred, sold, assigned, transferred, pledged, encumbered or otherwise disposed of in the absence of such registration or unless such transaction is exempt from, or not subject to, registration. The holder of this note by its acceptance hereof agrees to offer, sell or otherwise transfer this note, prior to the date which is two years after the later of the original issue date hereof and the last date on which any issuer, or any affiliate of any issuer, was the owner of this note (or any predecessor of this security) only (A) to the issuer, (B) pursuant to a registration statement which has been declared effective under the Securities Act, (C) for so long as this security is eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person it reasonably believes is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (D) pursuant to offers and sales to non-U.S. Persons that Occur outside the United States within the meaning of Regulation S under the Securities Act, (E) to an institutional "accredited investor," and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or
(F) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the issuer's right prior to any such offer, sale or transfer pursuant to clause (E) or (F) to require the delivery of an opinion of counsel reasonably satisfactory to it.

                      METAWAVE COMMUNICATION CORPORATION
            13.75% Senior Secured Bridge Note Due April [  ], 2000


                          No. ______  April [  ],1998


METAWAVE COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), for value received, hereby promises to pay to

                                [______________]

                             or registered assigns
                       on the [     ] day of April, 2000
                            the principal amount of
                [__________________________________] ($_______)


     Interest on this Note will accrue at a rate equal to the lower of (i) 13.75% per annum (as adjusted in accordance with the following sentence, the "Base Interest Rate") or, (ii) the highest rate permitted by law (such lower amount being referred to as the "Interest Rate"), and be payable semi-annually on April [ ] and October [ ] of each year, commencing on October [ ], 1998, and at maturity. On April [ ], 1999, and at the end of each subsequent one hundred eighty (180) day period, the Base Interest Rate will increase by 200 basis points, to a maximum interest rate of 18.0%. Interest on this Note shall accrue and be computed semi-annually on the basis of a 360-day year of twelve 30-day months.

     The interest shall be payable at the option of the Company (x) in kind by the issuance to the holders thereof of separate promissory notes (each an "Interest Note," and, collectively, the "Interest Notes"), in each case having a principal amount equal to the amount of interest due and payable on such date or
(y) in cash; provided that the Company will only be entitled to pay in cash if it has irrevocably notified in writing the holders of the Notes of its intention to make a cash interest payment at least ten (10) Business Days before the relevant interest payment date, it being agreed that payment in kind via Interest Notes is the default interest payment method in the absence of such notice. Interest on Interest Notes shall accrue at the same Interest Rate per annum and shall be payable in kind by the issuance of additional Interest Notes or in cash as provided above on the same date as interest is payable on the Notes. The unpaid principal balance of all Notes (including Interest Notes), together with unpaid accrued interest thereon, shall be due and payable in cash on the stated date of maturity of the Notes. Such Interest Notes shall be substantially in the form of this Note. Notwithstanding different issue dates and interest terms, unless the context clearly requires otherwise, all Interest Notes shall be Notes for all purposes of the Agreement.

     The Company agrees to pay interest in cash on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Interest Rate per annum from the date such payment is due, whether by acceleration or otherwise, until paid. At maturity or upon any acceleration of this Note, the principal hereof and accrued but unpaid interest hereon are payable at the principal office of the Company at 8700 148th Avenue NE, Redmond, Washington 98052 in immediately available coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     If any amount of principal, premium or interest, if any, on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the next preceding Business Day. "Business Day" means any day other than a Saturday, Sunday, statutory holiday or other day on which banks in New York City are required by law to close or are customarily closed.

     This Note is one of the 13.75% Senior Secured Bridge Notes due April [   ],
2000 of the Company in the aggregate original principal amount of $29,000,000 issued or to be issued under and pursuant to the terms and provisions of the
Note Agreement, dated as of April [   ], 1998 (the "Note Agreement"), entered
into by the Company with the original purchasers therein referred to and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein. Capitalized terms used herein and not otherwise defined shall have the meanings provided in the Note Agreement. The consent and waiver provisions contained in Section 7.1 of the Note Agreement are incorporated herein and made a part hereof.

     This Note (including Interest Notes) and the other Notes issued under the Note Agreement are senior secured obligations of the Company, ranking pari passu in right of payment with all permitted existing and permitted future senior secured Indebtedness of the Company and senior to all unsecured or subordinated Indebtedness of the Company, all non-permitted senior secured indebtedness of the Company and all other senior indebtedness of the Company.

     This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreement.

     The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing, such transfer to be made in accordance with the requirements set forth in this Note and the Note Agreement. Payment of or on account of principal, premium and interest, if any, on this Note shall be made only to or upon the order in writing of the registered holder.

     This Note and the Note Agreement are governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts executed and to be performed entirely in such state. If any provision of this
Note is determined to be unenforceable under the laws of the State of New York, and if such provision would be enforceable under the laws of the State of Washington, then it is agreed that the Courts of the State of New York shall interpret and enforce such provision pursuant to the laws of the State of Washington.

                                 METAWAVE COMMUNICATIONS CORPORATION




                                 By:_________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT B
                                                                       ---------

This Warrant has not been registered under the Securities Act of 1933, as amended, or any state securities laws. It may not be sold or offered for sale except pursuant to an effective registration statement under said act and any applicable state securities law or an applicable exemption from such registration requirements.


                           ________________________

April [  ], 1998

                      METAWAVE COMMUNICATIONS CORPORATION

                           ________________________


                        Preferred Stock Purchase Warrant


     Metawave Communications Corporation, a Delaware corporation (the "COMPANY"), hereby certifies that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [NAME OF PURCHASER] having an address at [ADDRESS OF PURCHASER] ("PURCHASER") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time beginning on the date hereof and ending on the second anniversary of the Closing Date, [537,500 IN THE AGGREGATE] fully paid and nonassessable shares of Series D Preferred Stock, par value $.0001 of the Company (the "PREFERRED STOCK"), at a purchase price per share of Preferred Stock equal to $.01 per share (the "PURCHASE PRICE"), as the same may be adjusted pursuant to Section 5 herein.

     1.   DEFINITIONS.
          -----------

          a) The term "AGREEMENT" shall mean the Note Agreement, dated as of April [ ], 1998, between the Company and the Purchasers signatory thereto.

          b) The term "CERTIFICATE" shall mean the Third Amended and Restated Certificate of Incorporation of the Company filed by the Company with the Secretary of State of State of Delaware on August 4, 1997, containing the designations of the Preferred Stock.

          c)   The term "CLOSING DATE" shall mean April [  ], 1998.

          d) The term "INVESTORS' RIGHTS AGREEMENT" shall mean the Third Amended and Restated Investors' Rights Agreement of the Company dated August 6, 1997 with the Investors listed on Schedule A thereto, containing, inter alia,
                                                                  ----- ----
certain registration rights, as in effect on the date hereof.

          e) The term "NOTE" shall mean one of the 13.75% Senior Secured Bridge Notes issued pursuant to the Agreement.

          f) The term "PREFERRED STOCK" shall mean the Series D Preferred Stock of the Company issued pursuant to the Certificate.

          g) The term "WARRANT HOLDER" shall mean the Purchaser or any assignee of all or any portion of this Warrant.

          h) The term "WARRANT SHARES" shall mean the Shares of Preferred Stock or other securities issuable upon exercise of this Warrant.

     Capitalized terms used but not defined in this Warrant shall have the meanings specified in the Agreement.

     2.   EXERCISE OF WARRANT.
          -------------------

     This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time by either of the following methods:

          (a) The Warrant Holder may surrender this Warrant, together with the form of subscription at the end hereof duly executed by Warrant Holder ("SUBSCRIPTION NOTICE"), at the offices of the Company or any transfer agent for the Preferred Stock; or

          (b) The Warrant Holder may also exercise this Warrant, in whole or in part, in a "cashless" or "net-issue" exercise by delivering to the offices of the Company or any transfer agent for the Preferred Stock this Warrant, together with a Subscription Notice specifying the number of Warrant Shares to be delivered to such Warrant Holder ("DELIVERABLE SHARES") and the number of Warrant Shares with respect to which this Warrant is being surrendered in payment of the aggregate Purchase Price for the Deliverable Shares ("SURRENDERED SHARES"); provided that the Purchase Price multiplied by the number of Deliverable Shares shall not exceed the value of the Surrendered Shares; and provided further that the sum of the number of Deliverable Shares and the number of Surrendered Shares so specified shall not exceed the aggregate number of Warrant Shares represented by this Warrant. For the purposes of this provision, each Warrant Share as to which this Warrant is surrendered will be attributed a value equal to the fair market value (as defined below) of the Warrant Share minus the Purchase Price of the Warrant Share.

     In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised and/or surrendered, and the Company, at its expense, shall within five (5) Business Days issue and deliver to or upon the order of Warrant Holder a new Warrant of like tenor in the name of Warrant Holder or as Warrant Holder (upon payment by Warrant Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

     3.   DELIVERY OF STOCK CERTIFICATES.
          ------------------------------

          a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) Business Days thereafter, the Company shall transmit the certificates (together with any other stock or other securities or property to which Warrant Holder is entitled upon exercise) by messenger or overnight delivery service to reach the address designated by such holder within five (5) Business Days after the receipt of the Subscription Notice ("B+5"). If such certificates are not received by the Warrant Holder within B+5, then the Warrant Holder will be entitled to revoke and withdraw its exercise of its Warrant at any time prior to its receipt of those certificates.

          b) This Warrant may not be exercised as to fractional shares of Preferred Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Preferred Stock, then in such event the Warrant Holder shall be entitled to cash equal to the fair market value of such fractional share. For purposes of this Warrant, "fair market value" shall equal the closing trading price of the Common Stock on the New York Stock Exchange, or the American Stock Exchange or the Nasdaq Stock Market, whichever market (any, an "APPROVED MARKET") is the principal trading exchange or market for the Common Stock (the "PRINCIPAL MARKET") on the date of determination, multiplied by the aggregate number of shares of Common Stock into which such Preferred Shares may then be converted, or, if the Common Stock is not listed or admitted to trading on any Approved Market, the average of the closing bid and asked prices on the over-the-counter market as furnished by any New York Stock Exchange member firm reasonably selected from time to time by the Company for that purpose and reasonably acceptable to the Warrant Holder, multiplied by the aggregate number of shares of Common Stock into which such Preferred Shares may then be converted, or, if the Common Stock is not listed or admitted to trading on any Approved Market or traded over-the-counter and the average price cannot be determined as contemplated above, the fair market value of the Preferred Stock shall be as reasonably determined in good faith by the Company's Board of Directors with the concurrence of the Warrant Holder.

     4.   (A)  REPRESENTATIONS AND COVENANTS OF THE COMPANY.
               --------------------------------------------

          a) The Company shall comply with its obligations under Section 6 with respect to the Warrant Shares and the Common Stock issuable upon conversion of the Warrant Shares ("COMMON SHARES"), including, without limitation, the Company's obligation, subject to Section 6(a) below, to include the Warrant Shares and the Common Shares in any registration statement registering the Warrant Shares and/or the Common Shares under the Securities Act of 1933, as amended (the "ACT").

          b) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation (after the Initial Public Offering) the notification of the Principal Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder under this Warrant and the Common Shares under the Warrant Shares.

          c) From the date of the Initial Public Offering through the last date on which this Warrant is exercisable, the Company shall take all steps necessary to insure that the Preferred Stock and the Common Stock remains listed on the Principal Market.

          d) The Warrant Shares, when issued in accordance with the terms hereof, and the Common Shares, when issued in accordance with the terms of the Warrant Shares, will be duly authorized and, when paid for or issued in accordance with the terms hereof and thereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to Warrant holders and Warrant Share holders the requisite number of shares of Preferred Stock and Common Stock to be issued pursuant to this Warrant and pursuant to the Warrant Shares.

          e) The Company shall at all times, commencing within five days from the date hereof, reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder and as Common Shares under the Warrant Shares, one and one-half times such number of shares of Preferred Stock and one and one-half times such number of shares of Common Stock as shall from time to time be issuable hereunder and thereunder.

          f) The Company agrees to use its reasonable best efforts to promptly provide to the holders of this Warrant, and the holders of the Warrant Shares, and the holders of the Common Shares, from time to time upon request the information required under Rule 144A under the Securities Act, so as to permit a sale at such time or times of the Warrant and/or the Warrant Shares and/or the Common Shares under said Rule 144A.

          g) With a view to making available to Warrant holders, the holders of Warrant Shares and the holders of Common Shares the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Securities and Exchange Commission ("SEC") that may at any time permit Warrant holders, the holders of Warrant Shares and the holders of Common Shares to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts after the Initial Public Offering to:

               i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

               ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"); and

               iii) furnish to any such holder forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested to permit any such holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

          h) The Company covenants and represents that, so long as any of the Warrants or the Warrant Shares are outstanding (i) the Company will not take any action which will impair or otherwise weaken the rights and privileges of the holders of the Warrants and the

Warrant Shares and (ii) the Company will deliver to the holders of the Warrants and Warrant Shares, at the same time as same is required to be delivered to Investors under the Investors' Rights Agreement, the financial statements of other documents and information referred to in Section 2.1 of the Investors' Rights Agreement.

          (B)  REPRESENTATIONS AND COVENANTS OF THE PURCHASER.
               ----------------------------------------------

          The Purchaser shall not transfer Warrant Shares, unless such transfer is pursuant to an effective registration statement under the Act or pursuant to an applicable exemption from such registration requirements.

     5.   ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES.  The number of and
          -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

          a)   Subdivisions, Combinations and other Issuances.  If the Company
               ----------------------------------------------
shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate proportional adjustments (decrease in the case of subdivision, increase in the case of combination) shall also be made to the Purchase Price payable per share, so that the aggregate Purchase Price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same as it would have been before such subdivision or combination.

          b)   Stock Dividend. If at any time after the date hereof the Company
               --------------
declares a dividend or other distribution on Preferred Stock payable in Preferred Stock or other securities or rights convertible into Preferred Stock ("PREFERRED STOCK EQUIVALENTS") without payment of any consideration by holders of Preferred Stock for the additional shares of Preferred Stock or the Preferred Stock Equivalents (including the additional shares of Preferred Stock issuable upon exercise or conversion thereof), then the number of shares of Preferred Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Preferred Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Preferred Stock issuable upon conversion of all such securities convertible into Preferred Stock) of Preferred Stock as a result of such dividend, and the Purchase Price shall be proportionately reduced so that the aggregate Purchase Price for all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate Purchase Price so payable immediately before such record date (or on the date of such distribution, if applicable).

          c)   Other Distributions.  If at any time after the date hereof the
               -------------------
Company distributes to holders of its Preferred Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than Preferred Stock), then the number of Warrant Shares for which this Warrant is exercisable shall be increased to equal: (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the fair market value per share of Preferred Stock on the record date for the dividend or distribution, and (B) the denominator of which shall be the fair market value price per share of Preferred Stock on the record date for the dividend or distribution minus the amount allocable to one share of Preferred Stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the Warrant Holder) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. The Purchase Price shall be reduced to equal: (i) the Purchase Price in effect immediately before the occurrence of any event (ii) multiplied by a fraction,
(A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of Warrant Shares for which this Warrant is exercisable immediately after the adjustment.

          d)   Merger, etc. If at any time after the date hereof there shall be
               -----------
a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the Warrant Holder shall be entitled to receive upon or after such transfer, merger or consolidation becoming effective, and upon payment of the Purchase Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Warrant Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

          e)   Reclassification, etc.  If at any time after the date hereof
               ---------------------
there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

          f)   Warrant Share Adjustment.  In the event that the Company issues
               ------------------------
or sells any Additional Stock, as that term is defined in Section 4(d)(ii) of
Article IV of the Certificate at an effective purchase price per share of Common Stock ("NEW PRICE") which is less than $9.25 per share ("FIXED PRICE"), as adjusted for stock splits and stock dividends, then in each such case ("DILUTION EVENT"), the number of Warrant Shares which may be purchased upon the exercise of this Warrant shall be increased by multiplying the number of Warrant Shares which may be purchased upon the exercise of this Warrant by a fraction, the numerator of which is the Fixed Price minus the New Price and the denominator of which is the New Price. However, to the extent that a Dilution Event results, pursuant to the terms of the Certificate, in the holder of this Warrant being entitled to purchase more Common Shares ("EXCESS SHARES") upon conversion of the Warrant Shares issuable hereunder into Common Shares, then the additional number of Warrant Shares to which the holder hereof would have been entitled to receive pursuant to the immediately preceding sentence of this Section 5(f) with respect to such Dilution Event shall be reduced by the number of Excess Shares to which the holder of this Warrant would then be entitled to receive upon exercise of this Warrant and the conversion of the Warrant Shares issuable hereunder into Common Shares.

     6.   PIGGYBACK REGISTRATIONS/MARKET STAND-OFF PROVISION.
          --------------------------------------------------

          a)   Right to Piggyback.  The Company covenants that the Warrant
               ------------------
holders and the holders of the Warrant Shares shall at all times have the same piggyback and other rights (other than demand registration rights referred to in Sections 1.2 and 1.12 of the Investor's Rights Agreement) as a "Holder" and as a "Series D Investor" as are contained in the Investors' Rights Agreement, which rights are incorporated herein and made a part hereof.

          b)   Market Stand-Off Provision.  The holders of the Warrants and the
               ---------------------------
Warrant Shares agree to be bound (as an "Investor") by the market stand-off provisions contained in Section 1.15 of the Company's Investors' Rights Agreement on condition that: (i) all officers, directors and "control persons" of the Company, and members of their immediately family, are and remain bound by such provisions, (ii) all persons and entities who have registration rights (piggy-back, demand or otherwise) of any kind with respect to the Company's Stock are and remain bound by such provisions, and (iii) the Company enforces such provisions against all the holders of the Warrants only to the same extent and same degree that it enforces such provisions against all of the persons and entities referred to in (i) and (ii) immediately above. The Company acknowledges that the term "donees" as used in said Section 1.15 shall include successive transferees, assignees, participants and the like.

     7.   NO IMPAIRMENT.  The Company will not, by amendment of its Certificate
          -------------
of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant or the terms of the Warrant Shares, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder and the holder of the Warrant Shares against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant and Common Stock upon conversion of the Warrant Shares.

     8.   NOTICE OF ADJUSTMENTS.  Whenever the Purchase Price or number of
          ---------------------
Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall execute and deliver to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Warrant Holder.

     9.   RIGHTS AS STOCKHOLDER.  Prior to exercise of this Warrant, the Warrant
          ---------------------
Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 Trading Days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     10.  LIMITATION ON EXERCISE.  Notwithstanding anything to the contrary
          ----------------------
contained herein, this Warrant may not be exercised by the Warrant Holder to the extent that, after giving effect to Warrant Shares to be issued pursuant to a Subscription Notice, the total number of shares of Common Stock deemed beneficially owned by such holder (other than by virtue of ownership of this Warrant, or ownership of other securities that have limitations on the holder's rights to convert or exercise similar to the limitations set forth herein), together with all shares of Common Stock deemed beneficially owned by the holder's "affiliates" (as defined in Rule 144 of the Act) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exists, would exceed 9.9% of the Common Shares issued and outstanding immediately following such exercise (the "Restricted Ownership Percentage"); provided that
                                                                 --------
(w) each Warrant Holder shall have the right at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company or in the event of a Change of Control Transaction, (x) each Warrant Holder shall have the right at any time and from time to time to increase its Restricted Ownership Percentage or otherwise waive in whole or in part the restrictions of this Section 10 upon 61 days' prior notice to the Company or immediately in the event of a Change of Control Transaction, (y) each Warrant Holder can make subsequent adjustments pursuant to (w) or (x) any number of times from time to time (which adjustment shall be effective immediately if it results in a decrease in the Restricted Ownership Percentage or shall be effective upon 61 days' prior written notice or immediately in the event of a Change of Control Transaction if it results in an increase in the Restricted Ownership Percentage) and (z) each Warrant Holder may eliminate or reinstate this limitation at any time and from time to time (which elimination will be effective upon 61 days' prior notice and which reinstatement will be effective immediately). Without limiting the foregoing, in the event of a Change of Control Transaction, any holder may reinstate immediately (in whole or in part) the requirement that any increase in its Restricted Ownership Percentage be subject to 61 days' prior written notice, notwithstanding such Change of Control Transaction, without imposing such requirement on, or otherwise changing such holder's rights with respect to, any other Change of Control Transaction. For this purpose, any material modification of the terms of a Change of Control Transaction will be deemed to create a new Change of Control Transaction. A "CHANGE OF CONTROL TRANSACTION" will be deemed to have occurred upon the earlier of the announcement or consummation of a transaction or series of transactions involving (x) any consolidation or merger of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred through a merger, consolidation, tender offer or similar transaction, or (y) in excess of 50% of the Company's Board of Directors consists of directors not nominated by the prior Board of Directors of the Company, or (z) any person (as defined in Section 13(d) of the Exchange Act, together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power. The delivery of a Subscription Notice by the Warrant Holder shall be deemed a representation by such holder that it is in compliance with this paragraph.

     11.  REPLACEMENT OF WARRANT.  On receipt of evidence reasonably
          ----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense promptly will execute and deliver, in lieu thereof a new Warrant of like tenor.

     12.  SPECIFIC PERFORMANCE; CONSENT TO JURISDICTION; CHOICE OF LAW.
          ------------------------------------------------------------

          a) The Company and the Warrant Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall he entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

          b) EACH OF THE COMPANY AND THE WARRANT HOLDER (I) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT AND (II) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT AND ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT TO SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE COMPANY AND THE WARRANT HOLDER CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. IF ANY PROVISION OF THIS WARRANT IS DETERMINED TO BE UNENFORCEABLE UNDER THE LAWS OF THE STATE OF NEW YORK, AND IF SUCH PROVISION WOULD BE ENFORCEABLE UNDER THE LAWS OF THE STATE OF WASHINGTON, THEN IT IS AGREED THAT THE COURTS OF THE STATE OF NEW YORK SHALL INTERPRET AND ENFORCE SUCH PROVISION PURSUANT TO THE LAWS OF THE STATE OF WASHINGTON.

          c) THE COMPANY AND THE WARRANT HOLDER IRREVOCABLY WAIVE THEIR RIGHT TO TRIAL BY JURY.

          d) THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO ALL CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     13.  REDEMPTION.  This Warrant shall be subject to the provisions of
          ----------
Section 1.4 of the Agreement.

     14.  ENTIRE AGREEMENT; AMENDMENTS.  This Warrant, the Exhibits and the
          ----------------------------
provisions contained in the Agreement and incorporated into this Warrant and the Warrant Shares contain the entire understanding of the parties with respect to the matters covered hereby and thereby and, except as specifically set forth herein and therein, neither the Company nor the Warrant Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     15.  NOTICES.  Any notice or other communication required or permitted to
          -------
be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

          to the Company:

               Metawave Communications Corporation
               8700 148th Avenue NE
               Redmond, Washington  98052
               Attention:  Chief Financial Officer; General Counsel
               Facsimile:  (425) 702-5970

          to the Warrant Holder:

               [NAME AND ADDRESS OF WARRANT HOLDER]
               Attention:
               Facsimile:

          with copies to:

               Kleinberg, Kaplan, Wolff & Cohen, P.C.
               551 Fifth Avenue
               New York, New York  10176

               Attention:  Fredric A. Kleinberg, Esq.
               Facsimile:  (212) 986-8866


Either party hereto may from time to time change its address for notices under this Section 14 by giving at least 10 days prior written notice of such changed address to the other party hereto.

     16.  MISCELLANEOUS.  This Warrant and the Warrant Shares and any term
          -------------
hereof or thereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     17.  ASSIGNMENT.  This Warrant may be transferred or assigned, in whole or
          ----------
in part (but not in amounts exercisable for less than 1,000 shares of Preferred Stock unless such smaller amount is all that remains under the Warrant), at any time and from time to time by the then Warrant Holder by submitting this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant and, upon the Company's receipt hereof, and in any event, within three (3) business days thereafter, the Company shall issue a new Warrant to such assignee and a Warrant to the Warrant Holder to evidence that portion of this Warrant, if any as shall not have been so transferred or assigned. By accepting an assignment of this Warrant, the transferee agrees to be bound by the terms and conditions hereof, and shall be entitled to all of the rights and remedies of a holder of this Warrant.

Dated:________________________           METAWAVE COMMUNICATIONS CORPORATION


                                         By: _______________________________
                                             Name:
                                             Title:
[CORPORATE SEAL]

Attest:


By:    _______________________
Its


                      [SIGNATURE BLOCK OF WARRANT HOLDER]


(SIGNATURE PAGE OF METAWAVE COMMUNICATIONS CORPORATION PREFERRED STOCK PURCHASE
                                   WARRANT)

                             (SUBSCRIPTION NOTICE)
                           FORM OF WARRANT EXERCISE
                  (TO BE SIGNED ONLY ON EXERCISE OF WARRANT)

TO:       METAWAVE COMMUNICATIONS CORPORATION
ATTN:     SECRETARY

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant:

______(A) for, and to purchase thereunder, ____________ shares of Preferred
      Stock of Metawave Communications Corporation, a Delaware corporation (the "PREFERRED STOCK"), and herewith, or by wire transfer, makes payment of $ ______________ therefor; or

______(B) in a "cashless" or "net-issue exercise" for, and to purchase thereunder , ______ shares of Preferred Stock, and herewith makes payment therefor with ______________ Surrendered Warrant Shares.

      The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ___________________, whose address is
      _______________________________.


Dated:_____________________

(Signature must conform to name of holder as specified on the face of the Warrant)


                                   (Address)

                     Tax Identification Number:___________

                                _____________

                              FORM OF ASSIGNMENT
                  (TO BE SIGNED ONLY ON TRANSFER OF WARRANT)

For value received, the undersigned hereby sells, assigns, and transfers unto ________________ the right represented by the within Warrant to purchase _______ shares of Preferred Stock of METAWAVE COMMUNICATIONS CORPORATION, a Delaware corporation, to which the within Warrant relates, and appoints ___________________ Attorney to transfer such right on the books of METAWAVE COMMUNICATIONS CORPORATION, a Delaware corporation, with full power of substitution of premises.

Dated:  ______________

(Signature must conform to name of holder as specified on the face of the Warrant)


                                   (Address)


Signed in the presence of:

                                                                       EXHIBIT E


                          COMPANY SECURITY AGREEMENT


     SECURITY AGREEMENT dated as of the [_] day of April, 1998 by and between METAWAVE COMMUNICATIONS CORPORATION, a Delaware corporation, having its principal place of business at 8700 148th Avenue NE, Redmond, Washington (the "Company") and each other person signatory hereto and their respective successors and assigns (each, a "Secured Party" and together, the "Secured Parties").

                                   RECITALS

     A. The Secured Parties and the Company have entered into a Note Agreement, dated as of April [_], 1998 (as the same may be further amended, modified or supplemented from time to time, the "Note Agreement"), pursuant to which the Company will issue Notes (as defined in the Note Agreement) and Warrants (as defined in the Note Agreement) to each Secured Party.

     B. To induce the Secured Parties to enter into the Note Agreement with the Company on and after the date hereof as provided in the Note Agreement, the Company wishes to grant each Secured Party a first priority perfected security interest in certain of its assets and a second priority perfected security interest in certain of its assets, and in connection therewith to execute and deliver this Security Agreement.

     Accordingly, the parties hereto hereby agree as follows:

     DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement.

         "Agreement": shall mean this Agreement and shall include all
          ---------
amendments, modifications and supplements hereto and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

         "Equipment": shall mean all machinery, equipment, office machinery,
          ---------
furniture, fixtures, conveyors, tools, materials, storage and handling equipment, computer equipment and hardware including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, automotive equipment, trucks, molds, dies, stamps, motor vehicles and other equipment of every kind and nature and wherever situated now or hereafter directly or indirectly owned by the Company or in which the Company may have any interest together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutions for any of the foregoing.

         "General Intangibles": shall mean all "General Intangibles," as such
          -------------------
term is defined in Section 9-106 of the Uniform Commercial Code of the State of New York, now or hereafter directly or indirectly owned by Company, including, without limitation, present and future trade secrets and other proprietary information; trademarks, trade names and trademark applications, service marks, business names, logos and the goodwill of the business relating thereto; copyrights and copyright applications and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); designs; research and development results; patent applications and patents; customer contracts; license agreements related to any of the foregoing and the income therefrom; books, records, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes, and other physical manifestations of the foregoing.

         "Inventory": shall mean all goods now or hereafter directly or
          ---------
indirectly owned by the Company or in which the Company now or hereafter has an interest intended for sale, lease or other disposition by, or consumption in the business of, the Company of every kind and nature and wherever located, including, without limitation, all raw materials, work in process, finished goods, goods consigned to the Company to the extent of its interest therein as consignee, goods in transit, materials and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any such goods; and all documents of title or documents representing the same and all records, files and writings with respect thereto.

         "Investment Adviser": shall mean MacKay-Shields Financial Corporation.
          ------------------

         "Receivable": shall mean and include, with respect to the Company, all
          ----------
directly or indirectly right, title and interest of the Company in all present and future accounts receivable, contract rights, promissory notes, chattel paper, all tax refunds and rights to receive tax refunds, bonds, rights of indemnification, contribution and subrogation, leases, computer tapes, programs and software, computer service contracts, deposits, causes of action, choses in action, judgments, and claims against third parties of every kind or nature, investment securities, notes, drafts, acceptances, letters of credit and rights to receive proceeds (as such term is defined in Section 9-306 of the New York State Uniform Commercial Code) of letters of credit, instruments and deposit accounts, book accounts, credits and reserves and all forms of obligations whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, and all rights in any merchandise or goods which any of the same may represent, all books, ledgers, files and records with respect to any Collateral or security given to the Secured Party hereunder by Company, together with all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit.

     1.  SECURITY

         1.01  GRANT OF SECURITY.  As security for the Company's obligations
               -----------------
under the Note Agreement, the Notes and the Warrants (the "Obligations"), the Company hereby transfers, assigns and grants to the Secured Parties for the ratable benefit of the Secured Parties a first priority perfected lien on and first priority perfected security interest in all of its present and future property and assets (other than real estate) of every kind and description, both tangible and intangible, including, without limitation, all of its Receivables (except as provided for in the Intercreditor Agreement, dated as of the date hereof, by and among Secured Parties, Imperial Bank and the Company (the "Intercreditor Agreement")) Equipment (except as provided for in any (i) bona fide equipment leases in the ordinary course of business or (ii) bona fide purchase money security agreement for fair value ("PM Security Interest") with respect to any Equipment purchased or financed by the Company from such purchase money secured party, not to exceed $2,500,000 in the aggregate; but only to the extent of such fair value and reduced from time to time by payments with respect thereto), Inventory (except as provided for in the Intercreditor Agreement) and General Intangibles and all proceeds thereof together with all accessions and additions thereto, substitutions and replacements therefor and products and proceeds thereof whether now owned or existing or hereafter arising or acquired and wherever located (collectively, the "Collateral").

         1.02  RELEASE AND SATISFACTION.  Upon the termination of this
               ------------------------
Agreement and the payment in full of the Obligations, the Secured Parties shall deliver to the Company upon request therefor and at the Company's expense, releases and satisfactions of all financing statements, notices of assignment and other registrations of security.

         1.03  RECORDS; LOCATION OF COLLATERAL.  So long as the Company shall
               -------------------------------
have any Obligation to any Secured Party (a) the Company shall not move its chief executive office, principal place of business or office at which is kept its books and records (including computer printouts and programs) from the locations existing on the date hereof and listed on Schedule 1.03 annexed hereto; (b) the Company shall not establish any offices or other places of business at any other location; (c) the Company shall not move any of the Collateral having an aggregate book or market value in excess of $50,000 to any location other than those locations existing on the date hereof and listed on
Schedule 1.03 annexed hereto, unless, in each case of clauses (a), (b) and (c) above, (i) the Company shall have given the Secured Parties thirty (30) day's prior written notice of its intention to do so, identifying the new location and providing such other information as the Secured Parties deem reasonably necessary, and (ii) the Company shall have delivered to the Secured Parties financing statements and such other documentation in form and substance reasonably satisfactory to each Secured Party and reasonably required by such Secured Party to preserve the Secured Party's security interest in the Collateral. Notwithstanding the foregoing, the Company may open sales offices at other locations without complying with the above requirements provided that the book or market value of Collateral at each such office does not exceed $15,000, and the aggregate book or market value of all such Collateral does not exceed $100,000.

     2.  REPRESENTATIONS AND WARRANTIES AND COVENANTS

         2.01  REPRESENTATIONS AND WARRANTIES AND COVENANTS.  The Company
               --------------------------------------------
hereby represents and warrants and covenants to each Secured Party with respect to itself as follows:

         (a) OWNERSHIP OF COLLATERAL.  The Company owns all of the Collateral
             -----------------------
free and clear of any lien, encumbrance, mortgage, security agreement, pledge or charge, except as described on Schedule 2.01(a) hereto.

         (b) TRADEMARKS, PATENTS AND COPYRIGHTS.  Annexed hereto as Schedule
             ----------------------------------
2.01(b) is a complete list of all patents, trademarks, trade names, copyrights, applications therefor, and other similar General Intangibles which the Company owns or has the right to use as of the date of this Agreement. The Company is not aware of any assertions or claims challenging the validity or use of any of the foregoing. The Company has no reason to believe that the business of the Company as now conducted conflicts with any patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights or copyrights of others. The Company has no reason to believe that there is any infringement of any General Intangible of the Company.

         (c) RECEIVABLES.  Annexed hereto on Schedule 1.03 is a list showing
             -----------
the chief place of business and chief executive offices of the Company and all places at which Company maintains records relating to its Receivables as of the date of this Agreement.

         (d) INVENTORY.  Annexed hereto on Schedule 1.03 is a list showing all
             ---------
places where the Company maintains its Inventory as of the date of this Agreement. The Company hereby represents and warrants and covenants that none of its Inventory is currently maintained or will be maintained with any bailee that issues negotiable warehouse receipts or other negotiable instruments therefore.

         (e) EQUIPMENT.  Annexed hereto on Schedule 1.03 is a list describing
             ---------
all the places where the Equipment of the Company is located.

         (f) TRADE NAMES.  The Company has not done during the five years prior
             -----------
to this Agreement, and does not currently do, business under fictitious business names or trade names. The Company has not been known under any other name during such five year period. The Company will only change its name or do business under any other fictitious business names or trade names during the term of this Agreement after giving not less than thirty (30) days prior written notice to the Secured Parties.

         (g) ENFORCEABILITY OF SECURITY INTERESTS.  Upon the execution of this
             ------------------------------------
Agreement by the Company and the filing of financing statements describing the Collateral and identifying the Company as debtor and each Secured Party as the secured party in the jurisdictions identified on Schedule 2.01(g)(i) annexed hereto, the security interests and liens granted to the Secured Parties under
Section 1.01 hereof shall constitute valid, perfected and first priority security interests and liens in and to the Collateral, other than (i) Collateral listed on Schedule 2.01(g)(ii) which may not be perfected by filing under the Uniform Commercial Code, in each case enforceable against all third parties and securing the payment of all Obligations purported to be secured thereby, (ii) Equipment, subject to a Purchase Money Security Interest, in which the Secured Parties shall have a valid, perfected and second priority security interest and liens in and to such Equipment, and (iii) Inventory and Receivables, in which the Secured Parties shall have a valid, perfected and first and second priority security interest and liens to such Inventory and Receivables as provided in the Inter-Creditor Agreement. As to the Collateral listed on Schedule 2.01(g)(ii) the Secured Party will have a valid, perfected and first priority securities interest and lien in and to such Collateral upon the taking of such steps as shall be legally required to perfect such security interest.

               (h)   SUBSIDIARIES. The Company represents and warrants that it
                     ------------
has no subsidiaries. In the event that the Company shall create, own or have any interest in any subsidiary, the Company shall: (i) cause such subsidiary to issue a joint and several guarantee for the benefit of Secured Parties, guaranteeing payment and performance of the Obligations, in form and substance satisfactory to Secured Parties; (ii) cause such subsidiary to grant to Secured Parties, to secure the Obligations, pursuant to a security agreement in form and substance satisfactory to Secured Parties, a first priority perfected lien in all assets of such subsidiary; except where such subsidiary has been acquired by the Company in a transaction where the purchase consideration consisted of the Company's capital stock, in which case such subsidiary shall grant to Secured Parties a perfected lien in all such subsidiary's assets, junior in priority only to perfected liens existing prior to the acquisition; and (iii) pledge to Secured Parties, to secure the Obligations, all outstanding capital stock of such subsidiary.

     3.    FURTHER RIGHTS OF SECURED PARTY,
           -------------------------------

           3.01  FURTHER ACTIONS.  The Company shall do all things, take all
                 ---------------
further action and deliver all documents and instruments requested by a Secured Party to protect or perfect any security interest, mortgage or lien given hereunder or under any other related document to which it is a party, including, without limitation, financing statements under the Uniform Commercial Code and all documents and instruments necessary under the Federal Assignment of Claims Act and under any applicable foreign law. The Company authorizes each Secured Party or the Investment Advisor to execute, alone, any financing statement or other documents or instruments that such Secured Party may require to perfect, protect or establish any lien or security interest hereunder or under any other related document and further authorizes each Secured Party or the Investment Advisor to sign the Company's name on the same. Upon the occurrence of an Event of Default, the Company appoints each Secured Party or the Investment Advisor or either's designee as the Company's attorney-in-fact to endorse the name of the Company on any checks, notes, drafts or other forms of payment or security that may come into the possession of such Secured Party or the Investment Advisor or either's designee or any affiliate thereof, to sign the Company's name on invoices or bills of lading, drafts against customers, notices of assignment, verifications and schedules and, generally, to do all things necessary to carry out this Agreement. Upon the occurrence and continuance of an Event of Default, such attorney-in-fact may, at any time, notify the Postal Service authorities to change the Company's address of delivery of mail to an address designated by the Secured Party or the Investment Advisor or either's designee. The powers granted herein, being coupled with an interest, are irrevocable until all of the Obligations are irrevocably paid and discharged in full and this Agreement is terminated. No Secured Party, no Investment Advisor nor any attorney-in-fact shall be liable for any act or omission, error in judgment or mistake of law provided the same is not the result of bad faith or willful misconduct.

         3.02  INSURANCE AND ASSESSMENTS.  In the event the Company shall fail
               -------------------------
to purchase or maintain insurance, or pay any tax, assessment, government charge or levy, or in the event that any lien, encumbrance or secured interest prohibited hereby shall not be paid in full or discharged, or in the event the Company shall fail to perform or comply with any other covenant, promise or obligation to a Secured Party hereunder, such Secured Party may, but shall not be required to, perform, pay, satisfy, discharge or bond the same for the account of the Company, and all money so paid by such Secured Party, including reasonable attorney's fees, shall be deemed an Obligation of the Company.

         3.03  NOTICES.  Any Secured Party or the Investment Advisor may at any
               -------
time after the occurrence and continuance of an Event of Default notify customers or account debtors that the Collateral has been assigned to such Secured Party or of its secured interest therein and to direct such account debtors or customers to make payment of all amounts due or to become due to the Company directly to such Secured Party and upon such notification and at the Company's expense to enforce collection of any such Collateral, and to adjust, compromise or settle for cash, credit or otherwise upon any terms the amount of payment thereof.

         3.04  INSPECTION.  Any Secured Party or the Investment Advisor or
               ----------
their designee may from time to time examine and inspect the Inventory, Equipment or other Collateral and may from time to time examine, inspect and copy all books and records with respect thereto or relevant to the Collateral and/or Obligations during the Company's normal business hours upon reasonable prior notice to the Company.

         3.05  RIGHT OF ENTRY.  Upon the occurrence of an Event of Default, any
               --------------
Secured Party may (to the extent not prohibited by law), without charge, enter any of the Company's premises, and until it completes the enforcement of its rights in the Inventory or the Equipment or other Collateral subject to its security interest hereunder and the sale or other disposition of any property subject thereto, take possession of such premises without charge, rent or payment therefor (through self help without judicial process and without having first given notice or obtained an order of any court), or place custodians in control thereof, remain on such premises and use the same for the purpose of completing any work in progress, preparing any Collateral for disposition, and disposition of or collecting any Collateral.

         3.06  MORTGAGEE/LANDLORD WAIVERS.  The Company shall, promptly
               --------------------------
following the date hereof, cause each mortgagee of real property owned by the Company and each landlord of real property leased by the Company to execute and deliver instruments satisfactory in form and substance to each Secured Party by which such mortgagee or landlord waives its rights, if any, in the Collateral and acknowledges the right of such Secured Party to enter the premises to remove the Collateral.

         3.07  INDEMNIFICATION.  The Company agrees to indemnify each Secured
               ---------------
Party and the Investment Advisor and their respective members, managers, partners, officers, directors and employees and hold all of them harmless from and against any and all injuries, claims, damages, judgments, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel), charges and encumbrances which may be incurred by or asserted against them in connection with or arising out of or relating to the Collateral or the Obligations, including any assertion, declaration or defense of their claims, rights or security interest under the provisions of this Agreement, permitting them to collect, settle or adjust Collateral or to deal with account debtors in any way or in connection with the realization, repossession, safeguarding, insuring or other protection of the Inventory, the Equipment or other Collateral or in connection with the collecting, perfecting or protecting each such Secured Party's liens and security interests hereunder, or in connection with this Agreement or the enforcement of this Agreement or the amendment of this Agreement, except to the extent resulting from such secured party's bad faith or willful misconduct.

     4.  REMEDIES OF SECURED PARTY.

         4.01  ENFORCEMENT.  Upon the occurrence of any Event of Default, a
               -----------
Secured Party shall have, in addition to all of its other rights under this Agreement by operation of law or otherwise (which rights shall be cumulative), all of the rights and remedies of a secured party under the Uniform Commercial Code and shall have the right to enter upon any premises where such Collateral is kept and retake possession thereof. Upon the occurrence of an Event of Default, a Secured Party or the Investment Adviser or their designee may, without demand, advertising or notice, all of which the Company hereby waives (except as the same may be required by law), sell, lease, dispose of, deliver and grant options to a third party to purchase, lease or otherwise dispose of any and all Equipment, Inventory, Receivables, General Intangibles or other security or Collateral held by it or for its account at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, at such prices and upon such terms as such Secured Party, in its sole discretion, deems advisable. The Company agrees that if notice of sale shall be required by law such requirement shall be met if such notice is mailed, postage prepaid, to the Company at its address set forth above or such other address as it may have, in writing, provided to the Secured Parties, at least five (5) days before the time of such sale or dispositions. Notice of any public sale shall be sufficient if it describes the security or Collateral to be sold in general terms, stating the amounts thereof, the nature of the business in which such Collateral was created and the location and nature of the properties covered by the other security interests or mortgages and the prior liens thereon. A Secured Party or the Investment Adviser or their designee may postpone or adjourn any sale of any Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale. A Secured Party or the Investment Adviser or their designee may be the purchaser at any such sale if it is public, free from any right of redemption, which the Company also waives, and payment may be made, in whole or in part, in respect of such purchase price by the application of the Obligations to the Secured Party. The Company, with respect to its property constituting such Collateral, shall be obligated for, and the proceeds of sale shall be applied first to, the reasonable costs of retaking, assembling, finishing, collecting, refurbishing, storing, guarding, insuring, preparing for sale, and selling the Collateral, including the reasonable fees and disbursements of attorneys, auctioneers, appraisers and accountants employed by a Secured Party or the Investment Adviser or their designee. Proceeds shall then be applied to the payment, in whatever order such Secured Party or the Investment Adviser or their designee may elect, of all of the Obligations. Such Secured Party shall return any excess to the Company or to whomever may be fully entitled to receive the same or as a court of competent jurisdiction may direct. The Company shall remain liable for any deficiency.

         4.02  WAIVER.  The Company waives any right, to the extent applicable
               ------
law permits, to receive prior notice of or a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by a Secured Party (or the Investment Advisor or their designee) to take possession, exercise control over, or dispose of any item of the Collateral in any instance (regardless of where the same may be located) where such action is permitted under the terms of this Agreement or by applicable law or of the time, place or terms of sale in connection with the exercise of such Secured Party's rights hereunder and also waives, to the fullest extent permitted by law, any bonds, security or sureties required by any statute, rule or otherwise by law as an incident to any taking of possession by such Secured Party or the Investment Adviser or their designee of property subject to such Secured Party's lien. The Company also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of a Secured Party's rights under this Agreement including the taking of possession of any Collateral all to the extent that such waiver is permitted by law and to the extent that such damages are not caused by such Secured Party's bad faith or willful misconduct. These waivers and all other waivers provided for in this Agreement have been negotiated by the parties and the Company acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

         4.03  OTHER RIGHTS.  The Company agrees that no Secured Party shall
               ------------
have any obligation to preserve rights to any Collateral against prior parties or to proceed first against any Collateral or to marshall any Collateral of any kind for the benefit of any other creditors of the Company or any other Person. Each Secured Party is hereby granted, to the extent that the Company is permitted to grant a license or right of use, a license or other right to use, without charge, labels, patents, copyrights, rights of use, of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature of the Company as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and the Company's rights under all licenses and any franchise, sales or distribution agreements shall inure to each Secured Party's benefit.

         4.04  DISPOSITION OF PROCEEDS.  The proceeds of any sale or
               -----------------------
disposition of all or any part of the Collateral shall be applied by each Secured Party in the following order: (i) to the payment in full of the costs and expenses of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder including the compensation of such Secured Party's agents and attorneys; (ii) to the payment of the Obligations; and (iii) to the payment to the Company of any surplus then remaining from such proceeds, subject to the rights of any holder of a lien on the Collateral of which such Secured Party has actual notice. In the event that the proceeds of any sale or other disposition of the Collateral are insufficient to cover the principal of, and premium, if any, and interest on, the Obligations secured thereby plus costs and expenses of the sale or other disposition, the Company shall remain liable for any deficiency.

         4.05  EXPENSES.  The Company agrees that it shall pay all costs and
               --------
expenses incurred in amending, implementing, perfecting, collecting, defending, declaring and enforcing such Secured Party's rights and security interests in the Collateral hereunder or under the Note Agreement, the Notes, the Warrants or any other related document, or other instrument or agreement delivered in connection herewith or therewith, including, but, not limited to, searches and filings at all times, and such Secured Party's reasonable attorneys fees and disbursements (regardless of whether any litigation is commenced, whether default is declared hereunder, and regardless of tribunal or jurisdiction).

     5.  GENERAL PROVISIONS

         5.01  TERMINATION.  This Agreement shall remain in full force and
               -----------
effect until all the Obligations shall have been indefeasible fully paid and satisfied and, until such time, the Secured Party shall retain all security in and title to all existing and future Equipment, Inventory, Receivables and General Intangibles and other Collateral held by it hereunder.

         5.02  REMEDIES CUMULATIVE.  A Secured Party's rights and remedies
               -------------------
under this Agreement shall be cumulative and non-exclusive of any other rights or remedies which it may have under the Note Agreement, the Notes, the Warrants or any other agreement or instrument, by operation of law or otherwise and may be exercised alternatively, successively or concurrently as such Secured Party may deem expedient.

         5.03  BINDING EFFECT.  This Agreement is entered into for the benefit
               --------------
of the parties hereto and their successors and assigns. It shall be binding upon and shall inure to the benefit of the said parties, their successors and assigns.

         5.04  NOTICES.  Wherever this Agreement provides for notice to any
               -------
party (except as expressly provided to the contrary), it shall be given in the manner specified and shall be addressed as set forth in Section 9.5 of the Note Agreement.

         5.05  WAIVER.  No delay or failure on the part of a Secured Party or
               ------
the Investment Advisor in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option, by such Secured Party or the Investment Advisor, and no waiver shall be valid as to a Secured Party or the Investment Advisor, unless in writing and signed by an officer or other authorized signatory of such Secured Party or the Investment Advisor and then only to the extent therein set forth.

         5.06  MODIFICATIONS AND AMENDMENTS.  This Agreement and the other
               ----------------------------
agreements and instruments to which it refers constitute the complete agreement between the parties with respect to the subject matter hereof and may not be changed, modified, waived, amended or terminated orally, but only by a writing signed by the party to be charged.

         5.07  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  The representations
               ------------------------------------------
and warranties of the Company made or deemed made herein shall survive the execution and delivery of this Agreement.

          5.08  APPLICABLE LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.
                -------------------------------------------------------------
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE STATE COURTS OF NEW YORK SITTING IN NEW YORK COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          5.09  SEVERABILITY.  If any provision hereof shall be held to be void,
                ------------
illegal or unenforceable it shall be deemed severable from the remaining provisions hereof which shall remain in full force and effect.

          5.10  EXECUTION IN COUNTERPARTS.  This Agreement may be executed in
                -------------------------
any number of counterparts and by different Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          5.11  ASSIGNMENT.  The Company may not assign or transfer its rights
                ----------
or obligations hereunder without the prior written consent of the Secured Parties. Secured Parties may assign their rights under this Agreement to transferees of the Notes.

          5.12  ACTION OF SECURED PARTIES.  Any action required or permitted to
                -------------------------
be taken, or otherwise taken, by the Secured Parties shall be by a vote of a majority-in-interest of the Secured Parties.

          5.13  INVESTMENT ADVISOR.  The Investment Advisor shall have no
                ------------------
obligation or responsibility hereunder of any kind, and may refrain from taking any action for any reason or for no reason without incurring any liability to any party. The Investment Advisor shall not be deemed a fiduciary or agent of any party by virtue of this agreement.

          5.14  CONSTRUCTION OF CERTAIN PROVISIONS.  If any provision of this
                ----------------------------------
Agreement is determined to be unenforceable under the laws of the State of New York, and if such provision would be enforceable under the laws of the State of Washington, then it is agreed that the Courts of the State of New York shall interpret and enforce such provision pursuant to the laws of the State of Washington.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized, on the day and year first above written.

                                             METAWAVE COMMUNICATIONS
                                             CORPORATION, as Company


                                             By: _______________________________
                                                 Name:
                                                 Title:

                   [SIGNATURE PAGES CONTINUED ON NEXT PAGE]

                                      THE BROWN & WILLIAMSON MASTER
                                      RETIREMENT TRUST


                                      By:  MacKay-Shields Financial Corporation
                                      Its: Investment Advisor



                                      By: ______________________________________
                                          Name:
                                          Title:

                   [SIGNATURE PAGES CONTINUED ON NEXT PAGE]

                                      THE MAINSTAY FUNDS, ON BEHALF OF
                                      ITS STRATEGIC INCOME FUND SERIES


                                      By:  MacKay-Shields Financial Corporation
                                      Its: Investment Advisor



                                      By: ______________________________________
                                          Name:
                                          Title:

                   [SIGNATURE PAGES CONTINUED ON NEXT PAGE]

                                      HIGHBRIDGE CAPITAL CORPORATION



                                      By:  MacKay-Shields Financial Corporation
                                      Its: Investment Advisor



                                      By: ______________________________________
                                          Name:
                                          Title:


                   [SIGNATURE PAGES CONTINUED ON NEXT PAGE]

                                      THE MAINSTAY FUNDS, ON BEHALF OF
                                      ITS HIGH YIELD CORPORATE BOND FUND SERIES


                                      By:  MacKay-Shields Financial Corporation
                                      Its: Investment Advisor



                                      By: ______________________________________
                                          Name:
                                          Title:

                   [SIGNATURE PAGES CONTINUED ON NEXT PAGE]

                                      MAINSTAY VP SERIES FUND INC. ON BEHALF OF
                                      ITS HIGH YIELD CORPORATE BOND PORTFOLIO



                                      By:  MacKay-Shields Financial Corporation
                                      Its: Investment Advisor



                                      By: ______________________________________
                                          Name:
                                          Title:

                   [SIGNATURE PAGES CONTINUED ON NEXT PAGE]

                                      POLICE OFFICERS PENSION SYSTEM OF THE
                                      CITY OF HOUSTON



                                      By:  MacKay-Shields Financial Corporation
                                      Its: Investment Advisor



                                      By: ______________________________________
                                          Name:
                                          Title:


                   [SIGNATURE PAGES CONTINUED ON NEXT PAGE]

                                      VULCAN MATERIALS COMPANY HIGH YIELD
                                      ACCOUNT



                                      By:  MacKay-Shields Financial Corporation
                                      Its: Investment Advisor



                                      By: ______________________________________
                                          Name:
                                          Title:


                   [SIGNATURE PAGES CONTINUED ON NEXT PAGE]

                                      THE 1199 HEALTH CARE EMPLOYEES PENSION
                                      FUND



                                      By:  MacKay-Shields Financial Corporation
                                      Its: Investment Advisor



                                      By: ______________________________________
                                          Name:  Jeffrey B. Platt
                                          Title: Director



                   [SIGNATURE PAGES CONTINUED ON NEXT PAGE]

                                      BT HOLDINGS (NY), INC.



                                      By: ______________________________________
                                          Name:
                                          Title:


                   [SIGNATURE PAGES CONTINUED ON NEXT PAGE]

                                      IMPERIAL BANK



                                      By: ______________________________________
                                          Name:  Jim Ellison
                                          Title: Senior Vice President



                   [SIGNATURE PAGES CONTINUED ON NEXT PAGE]

                                      POWERWAVE TECHNOLOGIES, INC.



                                      By: ______________________________________
                                          Name:  Bruce C. Edwards
                                          Title: President and Chief Executive
                                                 Officer



                   [SIGNATURE PAGES CONTINUED ON NEXT PAGE]

                                      BANKAMERICA INVESTMENT CORPORATION



                                      By: ______________________________________
                                          Name:
                                          Title:

Schedule of Lenders
-------------------



The Brown & Williamson Master Retirement Trust (Registered holder:  Iceship &
Co.)
The Mainstay Funds, on behalf of its Strategic Income Fund Series (Registered holder: Hare & Co.)
Highbridge Capital Corporation (Registered holder:  Bear Stearns Securities
Corp.)
The Mainstay Funds, on behalf of its High Yield Corporate
 Bond Fund Series (Registered holder:  Daffodil & Co.)
Mainstay VP Series Fund Inc., on behalf of its High Yield Corporate
 Bond Portfolio (Registered holder:  Hare & Co.)
Police Officers Pension System of the City of Houston (Registered holder: Booth & Co.)
Vulcan Materials Company High Yield Account (Registered holder: Booth & Co.) The 1199 Health Care Employees Pension Fund (Registered holder: Booth & Co.)

c/o MacKay-Shields Financial Corporation
9 West 57th Street
New York, New York 10019


BT Holdings (NY), Inc. (Registered holder: BT Alex Brown Inc.)
14 Wall Street
7th Floor
New York, New York 10005


Imperial Bank
777 108th Avenue NE
Bellevue, Washington 98004-6672


Powerwave Technologies, Inc.
2026 McGaw Avenue
Irvine, California 92614


BankAmerica Investment Corporation
231 South LaSalle Street
Chicago, Illinois 60697